                                                                 EXHIBIT 10.13

                               444 MARKET STREET
                           SAN FRANCISCO, CALIFORNIA


                           SUB-SUB-SUB-SUB-SUBLEASE
                            BASIC LEASE INFORMATION


                  Date:                        October 7, 1998

                  Sub-sub-sub-sub-sublessor:   CHARLES SCHWAB & CO., INC. a
                                               California Corporation

                  Sub-sub-sub-sub-sublessee:   SCIENT CORPORATION, a California
                                               Corporation

                  Premises:                    Entire 28th floor, comprising
                                               approximately 18,058 rentable
                                               square feet

Paragraph 1(a):   Commencement Date:           October 1, 1998

Paragraph 1(a):   Termination Date:            April 30, 2001

Paragraph 2(a):   Base Rent:                   $650,088.00 per annum

Paragraph 2(b):   Additional Rent:             Any increases in Operating
and                                            Expenses over the 1998 calendar
                                               year and in Taxes over the
                                               1997/98 fiscal year.

Paragraph 2(b):   Percentage Share:            2.98%

Paragraph 17:     Sub-sub-sub-sublessee's      SCIENT CORPORATION
                  Address for notices: *       444 Market Street
                                               San Francisco, CA 94105
                                               Attn: William Kurtz

Paragraph 17:     Sub-sub-sub-sublessor's      CHARLES SCHWAB & CO., INC.
                  Address for notices:         101 Montgomery Street
                                               San Francisco, CA 94104
                                               Attn: Senior Vice President
                                               Administrative Services

Paragraph 23:     Letter of Credit/Security    $400,000.00
                  Deposit'
Paragraph 24:     Brokers:

                  Sub-sub-sub-sublessor's      Colliers International
                  Broker:                      Two Embarcadero Center, Suite
                                               1000
                                               San Francisco, CA 94111

                                               Attn: Mr. Steven Corbitt
                                                     Mr. Clint Holland

                  Sub-sub-sub-sublessee's      The CAC Group
                  Broker:                      255 California Street
                                               San Francisco, CA 94104


     The following exhibits are attached to this Sub-sub-sub-sub-sublease and by this reference made a part hereof:

          Exhibit A- Sub-sub-sub-sublease
          Exhibit B - Plan of Premises

*Address for notice prior to Commencement Date is:

SCIENT CORPORATION
720 California Street
6/th/ Floor
San Francisco, CA 94109
Attn: William Kurtz

          THE PROVISIONS OF THE SUB-SUB-SUB-SUB-LEASE identified above in the margin are for the purpose of providing a convenient reference to the provisions in the Sub-sub-sub-sublease where the particular Basic Lease Information appears. The foregoing Basic Lease Information is hereby incorporated into and made a part of the Sub-sub-sub-sub-sublease. Each reference in the Sub-sub-sub-sub-sublease to any of the terms described above shall have the meaning, and incorporate the information, hereinabove set forth. In the event of any conflict between any Basic Lease Information and the Sub-sub-sub-sub-sublease, the Sub-sub-sub-sub-sublease shall control.

SUB-SUB-SUB-SUB-SUBLESSOR:              SUB-SUB-SUB-SUB-SUBLESSEE:

CHARLES SCHWAB & CO., INC.,             SCIENT CORPORATION,
a California Corporation                a California corporation


By: /s/ Parkash P. Ahuja                By: /s/ William H. Kurtz
    ------------------------                -----------------------
Name: Parkash P. Ahuja                  Name: William H. Kurtz
     -----------------------                 ----------------------
Its: Senior Vice President,             Its: CFO
     -----------------------                 ----------------------
     Administrative Services
     -----------------------


                                        By: _______________________________
                                        Name: _____________________________
                                        Its: ______________________________

                           SUB-SUB-SUB-SUB-SUBLEASE
                           ------------------------

THIS SUB-SUB-SUB-SUB-SUBLEASE dated October 7, 1998 is entered into by and between CHARLES SCHWAB & CO., INC. (hereinafter referred to as "Schwab"), and SCIENT CORPORATION (hereinafter referred to as "Scient") with respect to certain premises in the building located at 444 Market Street, San Francisco, California (the "Building").

                                   RECITALS:
                                   ---------

     A. Schwab is the Sub-sub-sub-sublessee under that certain Sub-sub-sub-sublease dated December 1, 1996 entered into by and between PACIFIC BELL NETWORK INTEGRATION, a California Corporation (hereinafter referred to as "PBNI"), successor in interest to PACIFIC BELL DEVELOPMENT COMPANY, as Sub-sub-sub-sublessor and Schwab as Sub-sub-sub-sublessee, (the "Sub-sub-sub-sublease") a copy of which is attached hereto as Exhibit A, with respect to the premises described therein (the "Sub-sub-sub-subleased Premises").

     B. PACIFIC BELL DEVELOPMENT COMPANY is the Sub-sub-sublessee under that certain Sub-sub-sublease (the "Sub-sublease") dated June ___, 1996, entered into by and between ADP/FLUOR DANIEL, INC., an Arizona Corporation, formerly known as ANDERSON DEBARTOLO PAN ("ADP") as Sub-sub-lessor and PACIFIC BELL NETWORK INTEGRATION as Sub-sub-sub-lessee, a copy of which is attached as Exhibit A to the Sub-sub-sub-sublease (Exhibit A hereto), with respect to the premises described therein (the "Sub-sub-subleased Premises").

     C. ADP is the Sub-sublessee under that certain Sub-sublease (the "Sub-sublease") dated March 18, 1994, entered into by and between TIG INSURANCE COMPANY, a California corporation, ("TIG") as Sub-sublessor and ADP as Sub-sublessee, an edited copy of which is attached to the Sub-sub-sublease as Exhibit A, with respect to the premises described therein (the "Sub-subleased Premises").

     C. TIG is the Sublessee under that certain Sublease dated October 7, 1987, entered into by and between SHAKLEE CORPORATION, a Delaware corporation ("Shaklee"), as Sublessor, and TIG INSURANCE COMPANY, a California corporation, as Sublessee, as amended by that certain Amendment No. 1 to Sublease dated April 7, 1994, that certain Second Amendment to Sublease dated April 30, 1996, and that certain Third Amendment to Sublease dated July 3, 1996 (the "Sublease"), a copy of which is attached to the Sub-sub-sublease as Exhibit A thereto, except for the Amendments, which are attached to the Sub-sub-sub-sublease as Exhibit B
                                                                      ---------
with respect to the premises described therein (the "Subleased Premises").

     D. Shaklee is the Lessee under that certain Amended and Restated Office Lease (the "Master Lease") dated June 25, 1985, by and between 444 MLHIRP Partnership, a New York general partnership, as Lessor, and Shaklee, as Lessee, an edited copy of which is attached to the Sublease as Exhibit A thereto. Market
                                                       ----------
Front Associates, L.P. ("Master Lessor") is the successor-in-interest to 444 MLHIRP Partnership.

     E. Scient desires to Sub-sub-sub-sub-sublease from Schwab, and Schwab is prepared to Sub-sub-sub-sub-sublease to Scient, the Sub-sub-sub-sub-subleased Premises as cross-hatched on Exhibit B attached hereto and by this reference made a part hereof (hereinafter referred to as the "Premises").

                                  AGREEMENT:
                                  ----------

NOW, THEREFORE, in consideration of the premises and the mutual promises contained herein, Schwab hereby Sub-sub-sub-sub-subleases to Scient, and Scient hereby hires from Schwab, the Premises for the term and subject to the terms, covenants, and conditions hereinafter set forth, to each and all of which Schwab and Scient hereby mutually agree.

     1.   Term; Delivery of Possession.
          -----------------------------

          (a) The term of this Sub-sub-sub-sub-sublease shall commence as of the last to occur of (i) Schwab's delivery of the Premises to Scient, broom clean, vacant of Schwab's employees, and free of Schwab's personal property (other than personal property which Scient has, in advance, in writing agreed to accept pursuant to the provisions of Section 1.(d) below); (ii) Schwab and Scient have mutually executed and delivered this Sub-sub-sub-sub-sublease and that certain Sub-sub-sub-sublease of even date herewith, pursuant to which Scient shall Sub-sub-sub-sublease the entire twenty-ninth (29th) floor of the Building from Schwab (the "Concurrent Sub-sub-sub-sublease") and (iii) this Sub-sub-sub-sub-sublease has been approved to the extent required, by PBNI, ADP, TIG, Shaklee and Master Lessor and the Concurrent Sub-sub-sub-sublease has been approved to the extent required by PBNI, TIG, Shaklee and Master Lessor, to the extent required under the Concurrent Sub-sub-sub-sub-sublease (such date being referred to herein as the "Commencement Date") (the estimated Commencement Date being set forth in the Basic Lease Information) and unless sooner terminated as hereinafter provided, shall end on the Termination Date specified in the Basic Lease Information. If for any reason whatsoever the Commencement Date has not occurred as of the estimated Commencement Date set forth in the Basic Lease Information, this Sub-sub-sub-sub-sublease shall not be void or voidable, nor shall Schwab be liable to Scient for any loss or damage resulting therefrom. No delay in the Commencement Date shall operate to extend the term hereof.

          (b) The Premises shall be delivered broom-clean and free of all personal property; however, the Premises are otherwise leased by Schwab to Scient without any representation or warranty, express or implied, of any kind by Schwab, the Brokers named herein, or any of Schwab's other employees or agents (including without limitation any warranty of habitability or fitness for a particular use), in their "as-is, where-is" condition.

          (c) Scient hereby acknowledges that it has had a full and fair opportunity to review and inspect the condition of the Building and the Premises and will not hold any of the above parties responsible therefor.

          (d) Any personal property or cabling remaining in the Premises on the Commencement Date shall be deemed abandoned by Schwab and may be demolished, removed and/or reused by Scient without any liability to Schwab. Scient accepts responsibility for and shall remove all existing cabling from the Premises upon the expiration or earlier termination of this Sub-sub-sub-sub-sublease or earlier, if required by Master Lessor.

     2.   Rental.
          -------

          (a)  Base Rent. From and after the Commencement Date, Scient shall pay
               ---------
to Schwab throughout the term of this Sub-sub-sub-sub-sublease as rental for the Premises the amount per annum specified in the Basic Lease Information as the Base Rent, payable monthly in advance in 12 equal installments. The first month's rent shall be payable on execution of this Sub-sub-sub-sub-sublease by Scient; and thereafter, the rental shall be payable on or before the first day of each and every successive calendar month of the term of this Sub-sub-sub-sub-sublease.

          (b)  Additional Rent. Scient shall pay Schwab in equal monthly
               -----------------
installments as Additional Rent Scient's percentage share, as specified in the Basic Lease Information, of the amount by which Operating Expenses for such year exceed Operating Expenses for the 1998 calendar year, as "Operating Expenses" are defined in paragraph 5.1 of the Master Lease (incorporated by reference in paragraph 4 of this Sub-sub-sub-sub-sublease); and Scient shall pay Schwab in equal monthly installments as Additional Rent Scient's percentage share of the amount by which Taxes for such year exceed Taxes for the 1997/98 fiscal year (the "Tax Base Year"), as "Taxes" are defined in paragraph 5.1 of the Master Lease (incorporated by reference in paragraph 4 of this Sub-sub-sub-sub-sublease). Scient shall pay monthly one-twelfth (1/12th) of the Additional Rent to be paid for such year hereunder, based on the Master Lessor's estimate of Operating Expenses and Taxes; and after the end of a calendar year, in the case of Operating Expenses, or a fiscal year, in the case of Taxes, promptly after receipt by Scient of a statement of actual Operating Expenses or Taxes, Scient shall pay any additional amount owing on account of Operating Expenses or Taxes, or Schwab shall refund any amount owed to Scient on account of Operating Expenses or Taxes, as the case may be, in accordance with the terms of the Master Lease. Scient acknowledges that TIG may not receive from Shaklee, and hence ADP may not receive from TIG, and hence PBNI may not receive from ADP, and hence Schwab may not receive from PBNI, and hence Scient may not receive from Schwab, notice of the estimated increase in Additional Rent for any calendar year until some months after the first of such calendar year, and Scient agrees that, upon receipt of such notice from Schwab, Scient shall pay Schwab in a lump sum all payments designated in such notice as payments owing for estimated increases in Additional Rent not previously paid and attributable to the period prior to the date of payment, such lump sum payment being payable with the monthly installment of Base Rent that is next due. Schwab agrees to forward to Scient a copy of any such notice applicable to the term of this Sub-sub-sub-sub-sublease or the base year that Schwab receives within ten (10) business days; provided, however, that failure to do so shall not be a default on the part of Schwab. Schwab and Scient acknowledge that Scient's percentage share has been determined by dividing the net rentable area of the Premises, as specified in the Basic Lease Information, by 605,459 square feet, which is the net rentable area of the Building. Scient shall also pay Schwab, as Additional Rent, (i) for any special services Schwab, PBNI, TIG, Shaklee or Master Lessor may agree to provide in connection with this Sub-sub-sub-sub-sublease and (ii) those mounts and charges set forth in paragraphs 7 and 7A below.

          (c) Notwithstanding the definition of Taxes in paragraph 5.1 of the Master Lease, for purposes of this Sub-sub-sub-sub-sublease, the amount of Taxes during the Tax Base Year shall be deemed to be the amount of Taxes incurred during the Tax Base Year, reduced by any reduction obtained under California Revenue and Taxation Code, Section 51 ("Proposition 8"), attributable to the value of the real property on which the Building is located, the Building, the parking facilities located on the real property on which the Building is located, and all tenant improvements. If, in any comparison year subsequent to the Tax Base Year (the "Adjustment Year"), the amount of Taxes decreases as a result of a Proposition 8 reduction, then for purposes of that Adjustment Year and all subsequent comparison years, the Taxes for the Tax Base Year shall be deemed to be decreased by an amount equal to the decrease in Taxes in the Adjustment Year. Conversely, if the Taxes thereafter are increased during any comparison year subsequent to the Adjustment Year (the "Readjustment Year"), as a result of the failure to obtain a Proposition 8 reduction that is at least as large as the Proposition 8 reduction obtained during the Adjustment Year, then for purposes of the Readjustment Year and all subsequent comparison years, the Taxes for the Tax Base Year shall be increased by an amount equal to the increase in Taxes during such Readjustment Year that resulted from the failure to obtain a Proposition 8 reduction at least as large as the

Proposition 8 reduction obtained during the Adjustment Year. Schwab and Scient acknowledge that this Paragraph 2(c) is not intended in any way to affect (i) the statutory two percent (2%) annual increase in Taxes (as such statutory increase may be modified by subsequent legislation), or (ii) the inclusion or exclusion of Taxes pursuant to the terms of Article XIII A of the California Constitution, commonly referred to as Proposition 13.

          (d) Notwithstanding anything elsewhere in this Sub-sub-sub-sub-sublease to the contrary, Scient shall not be required to pay any increased Taxes to the extent that such increase has resulted from a "change in ownership" of the Building, as defined in Division 1, Chapter 2 of the California Revenue & Taxation Code, or "new construction", as defined in Division 1, Chapter 3 of the California Revenue & Taxation Code.

          (e) In the event the Commencement Date is a day other than the first day of a calendar month or the term of this Sub-sub-sub-sub-sublease ends on a day other than the last day of a calendar month, then the monthly rental for the first and last fractional months of the term hereof shall be appropriately prorated.

          (f) Rental shall be paid to Schwab, without deduction or offset, in lawful money of the United States of America at Schwab's address for notices hereunder or to such other person or at such other place as Schwab may from time to time designate in writing. All amounts of money payable by Scient to Schwab hereunder, if not paid when due and after 5 days' written notice from Schwab, shall bear interest from 5 days after such notice is given until paid at the rate of 10% per annum or, if a higher rate is legally permissible, at the highest rate legally permitted.

     3.   Use. The Premises shall be used for general office purposes and no
          ---
other purpose. Scient shall not do or permit to be done in or about the Premises, nor bring or keep or permit to be brought or kept therein, anything that is prohibited by paragraph 7 of the Master Lease.

     4.   Other Sub-sub-sub-sub-sublease Terms.
          -------------------------------------

          (a) The following terms and provisions of the Master Lease are hereby incorporated in this Sub-sub-sub-sub-sublease by this reference paragraphs 2 (but not the third and fourth sentences thereof), 5.1(a), 5.1(b) (first paragraph, only), 5.3, 5.4, 5.5, 5.7, 6, 7 (other than the first sentence), 8(a)- (f) (except that paragraph 8(e) is modified pursuant to that certain letter agreement dated September 23, 1987, between Master Lessor and Shaklee ("Letter Agreement") attached to the Sub-sub-sub-sublease as Exhibit D, and Scient hereby understands and accepts that Master Lessor, pursuant to TIG's original HVAC design, will maintain indoor conditions with respect to the Premises no higher than 75 degrees Fahrenheit dry bulb during the cooling season) and (h)-(j) (but not the last sentence of 8(h) or the portion of 8(i) deleted from Exhibit A to the Sublease), 10, 11 (but not 11.1 or the sentences stricken on Exhibit A to the Sublease), 12, 15, 17 (but not the last sentence thereof), 18, 19, 20, 21, 22, 23, 24, 25, 27, 30.2(2), 30.2(4) (but not the
second paragraph thereof), 33, 36, 37, 39, 40, 43, 44, 45, 50 (as to Exhibits C-H thereto, only). The Sublease (except Paragraphs 5, 11 and 13 and Exhibit C thereto), including paragraphs 1 and 2 of the Second Amendment to Sublease, but excluding all of Amendment No. 1 to Sublease, is incorporated except as may be inconsistent with this Sub-sub-sub-sub-sublease. The Sub-sublease (except paragraph 13, Exhibit C and Exhibit D thereto) is incorporated except as may be inconsistent with this Sub-sub-sub-sub-sublease. The Sub-sub-sublease (including Exhibit D, that certain Letter Agreement attached thereto) is incorporated except as may be inconsistent with this Sub-sub-sub-sub-sublease. The Sub-sub-sub-sublease is incorporated except as may be inconsistent with this Sub-sub-sub-sub-sublease. Except as is specified in this Sub-sub-sub-sub-sublease, this subletting is upon and subject to all of the terms of the Master Lease, the Sublease, the Sub-sublease, the Sub-sub-sublease and the Sub-sub-sub-sublease so incorporated in this Sub-sub-sub-sub-sublease. Such incorporated terms shall constitute the terms of this Sub-sub-sub-sub-sublease as between Schwab and Scient as "Landlord" and "Tenant," respectively, except that paragraph 5.1 of the Master Lease shall be incorporated reading "Landlord" to refer to the Master Lessor insofar as the calculation of Operating Expenses and Taxes is concerned, and paragraphs 2, 18, and 26 of the Master Lease shall be incorporated reading "Landlord" to refer to Shaklee, Master Lessor, TIG, ADP, PBNI and Schwab. Scient shall perform and observe for the benefit of Shaklee, Master Lessor, TIG, ADP, PBNI and Schwab each and all of the conditions, covenants, and obligations to be performed by Shaklee as Tenant under the Master Lease, by TIG under the Sublease, by ADP under the Sub-sub-sublease, by PBNI under the Sub-sub-sublease and by Schwab under the Sub-sub-sub-sublease, to the extent said conditions, covenants, and obligations are incorporated in this Sub-sub-sub-sub-sublease and are applicable to the Premises. Master Lessor, Shaklee, TIG, ADP and PBNI shall have the same rights and privileges under this Sub-sub-sub-sub-sublease that they have under the Master Lease, Sublease, Sub-sublease, Sub-sub-sublease and the Sub-sub-sub-sublease, to the extent such rights and privileges are incorporated in this Sub-sub-sub-sub-sublease and are applicable to the Premises, and shall have the right, but not the obligation, to enforce such conditions, covenants, and obligations directly against Scient. Scient and Schwab covenant not to take any action or do or perform any act or fail to perform any act on the Premises that would result in the failure or breach of any of the terms, conditions, covenants, agreements, provisions or obligations of Shaklee under the Master Lease, of TIG under the Sublease, of ADP under the Sub-sublease, of PBNI under the Sub-sub-sublease, or of Schwab under the Sub-sub-sub-sublease. Notwithstanding the incorporation herein of the foregoing provisions of the Master Lease, Scient acknowledges that Schwab shall have no responsibility or obligation with respect to (i) furnishing any services under paragraph 8 of the Master Lease, including, but not limited to, utilities, or (ii) making any alterations, repairs, or replacements under paragraphs 11, 12, or 15 of the Master Lease, and the sole responsibility of Schwab thereunder shall be as described in paragraph 28(g) below, to use reasonable efforts, without out-of-pocket cost to Schwab, to cause Master Lessor, Shaklee, TIG, ADP or PBNI to furnish such services or make such alterations, repairs, or replacements as are required under the Master Lease, Sublease, Sub-sublease, Sub-sub-sublease or Sub-sub-sub-sublease. Any notices given to Master Lessor in connection with paragraphs 8, 11, 12, or 15 of the Master Lease, or any other provisions of this Sub-sub-sub-sub-sublease, shall also simultaneously be given to Schwab, PBNI, TIG, ADP and Shaklee, whether or not Schwab, PBNI, TIG, ADP or Shaklee has any responsibility to take action in response to such notices. Scient shall indemnify and save Schwab, PBNI, ADP, TIG and Shaklee harmless against any loss, damage, or injury that Schwab, PBNI, ADP, TIG or Shaklee may suffer or incur under the Master Lease, Sublease, Sub-sublease, Sub-sub-sublease or Sub-sub-sublease as the result of any breach by Scient of its obligations under this Sub-sub-sub-sub-sublease.

          (b) Schwab and Scient acknowledge that certain of the provisions of the Master Lease enumerated above that are not incorporated in this Sub-sub-sub-sub-sublease have been deleted from the copy of the Master Lease attached to the Sublease as Exhibit A, in order to protect the confidential aspects of the contractual relationship between Shaklee and Master Lessor, and subject to all of the terms and conditions stated therein. Schwab hereby represents and warrants that, to the knowledge of Schwab, the provisions so deleted are not inconsistent with the incorporated terms of the Master Lease and shall not affect Scient's rights and obligations under this Sub-sub-sub-sub-sublease. Except for such deletions and the portions of Exhibit A to the Sublease that have been stricken as described in subparagraph (a), above, Schwab represents and warrants that, to Schwab's knowledge, Exhibit A to the Sublease is a true and correct copy of the Master Lease. Scient agrees not to disclose the contents of the Master Lease or any portion thereof to any third parties, other than its counsel and the persons listed as brokers in the Basic Lease Information, without the prior written consent of Schwab, PBNI, ADP, TIG and Shaklee.

          (c) Any default by Scient under the terms of this Sub-sub-sub-sub-sublease shall also constitute a default by Scient under the terms of the Concurrent Sub-sub-sub-sublease and vice-versa and shall entitle Schwab to exercise its remedies under either or both of the Sub-sub-sub-sub-sublease or the Concurrent Sub-sub-sub-sublease.

     5.   [INTENTIONALLY OMITTED]

     6.   Alterations. Scient shall not make any alterations, additions, or
          -----------
improvements to the Premises, or attach any fixtures or equipment thereto, without the prior written consent of Schwab, PBNI, Master Lessor, Shaklee, and TIG. Scient shall not make any alterations, additions, or improvements to the Premises, or attach any fixtures or equipment thereto that would violate any provisions of the Master Lease, Sublease, Sub-sublease, Sub-sub-sublease or Sub-sub-sub-sublease. Any such alterations, additions or improvements, or fixtures or equipment, shall be subject to, without limitation, Paragraph 2 of the Second Amendment to the Sublease. Schwab acknowledges that Scient intends to construct certain improvements within the Premises ("Scient Improvements") following the Commencement Date and will not unreasonably withhold its consent to construct the Scient Improvements.

     7.   Excess Electrical Usage. Scient agrees to pay Schwab, in lieu of any
          -----------------------
payment to Schwab, PBNI, ADP, TIG, Shaklee or the Master Lessor of any direct charges for electrical usage in excess of the electrical usage included within the definition of "Operating Expenses" under the Master Lease ("Excess Electrical Usage"), a flat fee of $135.00 per month, regardless of the amount, if any, of Scient's actual Excess Electrical Usage, and without any adjustment. Without limiting the generality of the foregoing, such flat fee shall not be adjusted to reflect any changes in utility rates or the actual amount of Excess Electrical Usage in the Premises.

     7A.  Other Charges. Notwithstanding anything in this Sub-sub-sub-sub-
          -------------
sublease to the contrary, Scient shall pay Schwab for those charges incurred during the term of this Sub-sub-sub-sub-sublease pursuant to paragraphs 2.d(1),
(2) and 5 of that certain Agreement Regarding Improvements dated as of February ___, between Master Lessor, Shaklee and Schwab. Scient acknowledges receipt of a copy of said agreement.

     8.   Fitness Center and Cafeteria. Scient acknowledges that Schwab is not
          ----------------------------
entitled to any memberships in the fitness center located on the third floor of the Building (the "Fitness Center"). Scient acknowledges that Shaklee has reserved the right to close or otherwise limit access to the Fitness Center or the cafeteria located on the second floor of the Building (the "Cafeteria"), or to transfer ownership or operation of either facility, at any time and in its sole discretion. In the event the Cafeteria or Fitness Center should close or be made unavailable, or in the event of a transfer of ownership or operation of either facility, all Scient's rights, if any, to use of such facility shall terminate.

     9.   Signage. Schwab agrees to use reasonable efforts to obtain the
          -------
necessary approvals for Scient to place identification signs in the Building. Placement of such signs shall in any event be limited to the elevator lobbies of the floor occupied by Scient and the directory located in the ground floor lobby of the Building.

     10.  Parking. Scient acknowledges that Schwab makes no representations
          -------
regarding the availability of parking stalls in the Building garage for use by Scient. Notwithstanding the foregoing, Schwab agrees that it will make available to Scient its rights, if any, to parking stalls in the Building and will make reasonable efforts without out-of-pocket costs to Schwab to assist Scient in obtaining additional stalls up to a total of seven (7) stalls. Scient shall pay for any parking stalls it obtains at the then-prevailing market rate for parking in the Building garage and such use shall be subject to the prevailing terms and conditions imposed by garage management. Scient shall pay Master Lessor, Shaklee or garage management (as appropriate) directly for such parking, if any, monthly upon invoicing.

     11.  [INTENTIONALLY OMITTED]

     12.  Waiver and Indemnification.
          --------------------------

          (a) Neither Shaklee, Master Lessor, TIG, ADP, PBNI nor Schwab shall be liable or responsible in any way for, and Scient hereby waives all claims against Shaklee, Master Lessor, TIG, ADP, PBNI and Schwab with respect to or arising out of, any death or injury of any nature whatsoever that may be suffered or sustained by Scient or any employee, licensee, invitee, guest, agent, or customer of Scient or any other person, from any causes whatsoever, or any loss or damage or injury to any property outside or within the Premises belonging to Scient or its employees, agents, customers, licensees, invitees, guests, or any other person, except, as to Schwab, to the extent such injury or damage is caused by the negligence or willful act or omission of Schwab or its employees, agents, customers, licensees, invitees, or guests; and, except as to ADP, to the extent such injury or damage is caused by the negligence or willful act or omission of ADP or its employees, agents, customers, licensees, invitees, or guests; and except, as to PBNI, to the extent such injury or damage is caused by the negligence or willful act or omission of PBNI or its employees, agents, customers, licensees, invitees, or guests; and except, as to TIG, to the extent such injury or damage is caused by the negligence or willful act or omission of TIG or its employees, agents, customers, licensees, invitees, or guests; and except, as to Shaklee, to the extent such injury or damage is caused by the negligence or willful act or omission of Shaklee or its employees, agents, customers, licensees, invitees, or guests; and except, as to Master Lessor, to the extent such injury or damage is caused by the negligence or willful act or omission of Master Lessor or its employees, agents, customers, licensees, invitees, or guests.

          (b) Scient shall hold Shaklee, Master Lessor, TIG, ADP, PBNI and Schwab harmless from and defend and indemnify Shaklee, Master Lessor, TIG, ADP, PBNI and Schwab against any and all losses, damages, claims, or liability for any damage to any property or injury, illness, or death of any person (i) occurring in or on the Premises, or any part thereof, arising at any time and from any cause whatsoever except, as to Schwab, to the extent caused by the negligence or willful act or omission of Schwab or its employees or agents; except, as to PBNI, to the extent caused by the negligence or willful act or omission of PBNI or its employees or agents; except, as to ADP, to the extent caused by the negligence or willful act or omission of ADP or its employees or agents; except, as to TIG, to the extent caused by the negligence or willful act or omission of TIG or its employees or agents; except, as to Shaklee, to the extent caused by the negligence or willful act or omission of Shaklee or its employees or agents; and except, as to Master Lessor, to the extent caused by the negligence or willful act or omission of Master Lessor or its employees or agents; and (ii) occurring in, on, or about any part of the Building other than the Premises, when such damage, injury, illness, or death shall be caused in whole or in part by the negligence or willful act or omission of Scient or its employees, agents, customers, licensees, invitees, or guests.

          (c) The provisions of this paragraph 12: (i) are subject and subordinate to the provisions of paragraph 14 below; and (ii) shall survive the termination of this Sub-sub-sub-sub-sublease with respect to any damage, injury, illness, or death occurring prior to such termination.

     13.  Insurance.
          ---------

          (a) Scient shall, at its sole cost and expense, obtain and keep in force during the term of this Sub-sub-sub-sub-sublease fire and extended coverage insurance on all improvements, fixtures, furnishings, and equipment in and upon the Premises in an amount not less than one hundred percent (100 %) of the full replacement cost (without deduction for depreciation) thereof. All amounts that shall be received under the insurance specified in this paragraph shall first be applied to the payment of the cost of repair or replacement of any fixtures, furnishings, equipment, and improvements that are damaged or destroyed, or, if this Sub-sub-sub-sub-sublease terminates prior to such repair or replacement being made, paid over to Schwab, to the extent that the improvements or fixtures damaged or destroyed would have become Schwab's property pursuant to paragraph 25 hereof, provided, however, that Scient shall be entitled to that portion of said insurance proceeds equal to the unamortized value of said improvements and fixtures.

          (b) Scient shall, at its sole cost and expense, obtain and keep in force during the term of this Sub-sub-sub-sub-sublease commercial general liability insurance with limits of not less than Five Million Dollars ($5,000,000) per occurrence for injury to or illness or death of persons occurring in, upon, or about the Premises (or the premises subleased by Scient from Schwab under the Concurrent Sub-sub-sub-sublease) or the Building or damage to property occurring in, upon, or about the Premises or the Building. All such insurance shall insure the performance by Scient of the indemnity agreement as to liability for injury to or illness or death of persons and damage to property set forth in paragraph 12 hereof.

          (c) All insurance required under this paragraph and all renewals thereof shall be issued by an insurance company licensed to do business in California and maintaining no less than an A-XI Best's rating and approved by Master Lessor, Shaklee, TIG, ADP, ADP, PBNI and Schwab, which approvals shall not be withheld unreasonably if the insurance and company meet all requirements of the Sub-sub-sub-sub-sublease, Sub-sub-sub-sublease, Sub-sub-sublease, Sub-sublease, Sublease and Master Lease. Each policy shall expressly provide that the insurer shall give not less than 45 days' prior written notice to Master Lessor, Shaklee, TIG, ADP, PBNI and Schwab prior to cancelling or altering the policy in a way that would affect the coverage, limits or substantive coverage terms affecting the Premises (an "Alteration"). Scient shall give Master Lessor, Shaklee, TIG, ADP, PBNI and Schwab 45 days' prior written notice of any cancellation or Alteration. All insurance under this paragraph shall name Master Lessor, Shaklee, TIG, ADP, PBNI and Schwab as additional insureds, shall be primary and noncontributing with any insurance that may be carried by Master Lessor, Shaklee, TIG, ADP, PBNI or Schwab, and shall expressly provide that Master Lessor, Shaklee, TIG, ADP, PBNI and Schwab shall be named as additional insureds by endorsement to the policy or policies, and, as such, shall be entitled to recover under the policy for any loss, injury, or damage to Master Lessor, Shaklee, TIG, ADP, PBNI, Schwab or the employees or contractors of any of them arising out of this Sub-sub-sub-sub-sublease. Upon the Commencement Date and upon annual renewal of the policy or policies throughout the term of this Sub-sub-sub-sub-sublease, each such policy or a duplicate or certificate of insurance, and endorsement to the policy or policies, evidencing such coverage shall be delivered to Master Lessor, Shaklee, TIG, ADP, PBNI, and Schwab for retention by each of them. In the event that Scient shall fail to insure or shall fail to furnish to Master Lessor, Shaklee, TIG, ADP, PBNI and Schwab any such policy, duplicate policy, or certificate and endorsement to the policy or policies as herein required, Master Lessor, Shaklee, TIG, ADP, PBNI or Schwab may from time to time effect such insurance for the benefit of Scient, Master Lessor, Shaklee, TIG, ADP, PBNI, Schwab or any or all of them for a period not exceeding one year, and any premium paid by Master Lessor, Shaklee, TIG, ADP, PBNI or Schwab shall be recoverable from

Scient as additional rent on demand.

     14.  Waiver of Subrogation.  Schwab hereby waives all claims against Scient
          ---------------------
for loss or damage to the extent that such loss or damage is insured against under any insurance policy insuring Schwab, or would have been insured against under any insurance policy required to be maintained by Schwab under the Sub-sub-sub-sublease had such policy been obtained, except to the extent that such waiver would impair coverage under any such insurance policy, and except that Schwab does not waive any claims it may have with respect to any deductible amount under any such policy. Scient waives all claims against Shaklee, Master Lessor, TIG, ADP, PBNI and Schwab for loss or damage to the extent such loss or damage is insured against under any insurance policy insuring Scient, or would have been insured against under any insurance policy required to be maintained by Scient under this Sub-sub-sub-sub-sublease had such policy been obtained, or would have been insured against but for any deductible amount under any such policy, except to the extent that such waiver would impair coverage under any such insurance policy, and except that Scient does not waive any claims against Schwab it may have with respect to any deductible amount under any such policy. Schwab and Scient shall each, prior to or immediately after the execution of this Sub-sub-sub-sub-sublease, use best efforts to obtain from each insurer under all insurance policies now or hereafter existing during the term of this Sub-sub-sub-sub-sublease and purchased by either of them insuring or covering any portion of the Building or the Premises, the contents thereof, or any operations therein, a waiver of all rights of subrogation that the insurer might otherwise, if at all, have against the other party to this Sub-sub-sub-sub-sublease.

     15.  Assignment and Subletting.
          -------------------------

          (a) Except as set forth in this paragraph, Scient shall not: (i) assign, encumber, or otherwise transfer this Sub-sub-sub-sub-sublease, the term or estate hereby granted, or any interest hereunder; (ii) permit the Premises or any part thereof to be used by anyone other than Scient (whether as licensee, permittee, or otherwise); or (iii) sublet or offer or advertise for subletting the Premises or any part thereof. Any attempted assignment, encumbrance, transfer, or sublease not done in accordance with the provisions of this paragraph shall be voidable and, at Schwab's election, shall constitute a default hereunder.

          (b) If at any time during the term hereof Scient desires to sublet all or any part of the Premises, then Scient shall submit to Schwab, PBNI, ADP, TIG, and Shaklee, in writing, a notice of intent to assign or sublease, setting forth: (i) the proposed effective date of the assignment or sublease; (ii) the name of the proposed subtenant or assignee (collectively hereinafter, "subtenant/assignee"); and (iii) the nature of the proposed subtenant/assignee's business to be carried on in the Premises. Such notice shall be accompanied by
(x) such reasonable financial information as Schwab, PBNI, TIG or Shaklee may request concerning the proposed subtenant/assignee, including recent financial statements and bank references; and (y) a conformed or photostatic copy of the proposed sublease or assignment agreement (or, if not yet available, a description of the contemplated form of agreement).

          (c) In the event that Scient complies with the provisions of subparagraph (b), Schwab's consent to a proposed sublease or assignment, subject to approval by PBNI, ADP, TIG and Shaklee, shall not be unreasonably withheld. Schwab shall respond to Scient's notice to sublet within eighteen (18) business days of receipt by Schwab of all information required herein concerning the proposed subtenant or assignee. Scient shall promptly reimburse Schwab for Schwab's, PBNI's, ADP's, TIG's and Shaklee's reasonable out-of-pocket costs actually incurred in reviewing the proposed sublease or assignment, including reasonable attorneys' fees following the demand therefor accompanied by reasonable backup documentation. In determining whether to grant or withhold such consent, Schwab,

PBNI, ADP, TIG and Shaklee may consider any reasonable factor. Without limiting what may be construed as a reasonable factor, it is hereby agreed that any one of the following factors will be reasonable grounds for disapproval of a proposed assignment or sublease:

         (i) The proposed subtenant/assignee does not, in the reasonable judgment of Schwab, PBNI, ADP, TIG or Shaklee, have sufficient financial worth in view of the responsibility involved;

         (ii) The proposed subtenant/assignee does not, in the reasonable judgment of Schwab, PBNI, ADP, TIG or Shaklee, have a good reputation as a tenant of property;

         (iii) Schwab, PBNI, ADP, TIG or Shaklee has received from any prior lessor of the proposed subtenant/assignee a significant negative report concerning such prior lessor's experience with the proposed subtenant/assignee as a tenant;

         (iv) Schwab, PBNI, ADP, TIG or Shaklee has been involved in a previous landlord/tenant dispute with the proposed subtenant/assignee;

         (v) The proposed subtenant/assignee is not, in the reasonable judgment of Schwab, PBNI, ADP, TIG or Shaklee, of the type, character, and quality consistent with the high quality and prestigious image of the Building;

         (vi) In the reasonable judgment of Schwab, PBNI, ADP, TIG or Shaklee, the proposed assignment or sublease would violate paragraph 7 or 16 of the Master Lease;

         (vii) The use of the Premises by the proposed subtenant/assignee would violate some applicable law, ordinance, or regulation;

         (viii) The proposed assignment or sublease would create a vacancy elsewhere in the Building;

         (ix) The proposed subtenant/assignee is a person with whom Schwab, PBNI, ADP, TIG or Shaklee is negotiating to lease space in the Building comparable in both length of term and net rentable square footage to the space Scient is seeking to assign or sublet;

         (x) The proposed subtenant/assignee is in the business of manufacturing or in the general business of selling nutritional supplements, household or personal care products, gourmet foods, or flowers, or deals in any other product lines that Shaklee manufactures or sells, or plans to manufacture or sell as of the date of the proposed sublease or assignment, or is in the business of marketing any such merchandise through direct sale or direct mail, at the time of the proposed assignment or sublease;

         (xi) In the case of a proposed sublease, the proposed sublease would cause there to be more than one subtenant of the Subleased Premises, the Sub-subleased Premises, the Sub-sub-subleased Premises, the Sub-sub-sub-subleased Premises or the Premises;

         (xii) The proposed assignment or sublease fails to include all of the terms and provisions required to be included therein pursuant to this paragraph 15;

              (xiii) Scient is in default of any of its obligations under this Sub-sub-sub-sub-sublease, or has defaulted under this Sub-sub-sub-sub-sublease on three or more occasions during the twelve months preceding the date Scient requests Schwab's consent to the proposed assignment or sublease; or

              (xiv) Shaklee, TIG, ADP or PBNI shall not consent to the proposed assignment or sublease.

          (d) The instrument by which assignment or subletting is accomplished shall (i) expressly provide that the subtenant/assignee shall perform and observe all the agreements, covenants, and conditions to be performed and observed by Scient under this Sub-sub-sub-sub-sublease (except as to rent and term or as otherwise agreed to by Schwab); (ii) be expressly subject and subordinate to each and every provision of this Sub-sub-sub-sub-sublease; (iii) have a term that expires on or before the expiration of the term of this Sub-sub-sub-sub-sublease; (iv) provide that if Shaklee, Master Lessor, TIG, ADP, PBNI or Schwab succeeds to Scient's position as landlord vis-a-vis the subtenant/assignee, neither Shaklee, Master Lessor, TIG, ADP, PBNI nor Schwab shall be liable to such subtenant/assignee for advance rental payments, rental deposits, or other payments that have not actually been delivered to Shaklee, TIG, ADP, PBNI or Schwab by Scient; and (v) provide that Scient or the subtenant/assignee shall reimburse Schwab for any additional costs or expenses incurred by Schwab for repairs or maintenance or otherwise as a result of the change in occupancy.

          (e) No assignment or sublease shall be valid, and no subtenant/assignee shall take possession of the Premises or any part thereof, until an executed counterpart of the assignment or sublease has been delivered to Schwab, PBNI, ADP, TIG and Shaklee.

          (f) Notwithstanding Schwab's consent, no subletting or assignment shall release or otherwise alter Scient's obligations to pay the rent and to perform all other obligations to be performed by Scient hereunder. The acceptance of rent by Schwab from any other person shall not be deemed to be a waiver by Schwab of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. If any assignee of Scient or any successor of Scient defaults in the performance of any of the terms hereof, Schwab may proceed directly against Scient without the necessity of exhausting remedies against such assignee or successor.

          (g) In the event that Schwab assigns, transfers, or conveys its interest in the Sub-sub-sublease, and provided that the instrument of assignment, transfer, or conveyance shall expressly require the assignee or transferee to assume all such liabilities and obligations, all liabilities and obligations on the part of Schwab under this Sub-sub-sub-sub-sublease shall terminate. Scient agrees to attorn to such assignee or transferee.

     16.  Holdover. If Scient remains in possession of the Premises after
          --------
expiration, but not earlier termination, of this Sub-sub-sub-sub-sublease, all of the terms, covenants, and agreements hereof shall continue to bind Scient to the extent applicable, except that, if Scient remains in possession without Schwab's written consent, then: (a) the monthly rent shall be two (2) times the monthly rent payable for the last month of the Sub-sub-sub-sub-sublease term, prorated on a daily basis for each day Scient remains in possession, and (b) Scient shall indemnify Schwab against any and all claims, losses, and liabilities for damages, consequential or otherwise, resulting from Scient's failure to surrender possession, including without limitation any claims by PBNI, ADP, TIG, Shaklee, Master Lessor or any succeeding sublessee.

     17.  Notices.  All notices and demands that may or are required to be given
          -------
by either party to
the other hereunder shall be in writing and shall be deemed to have been fully given when delivered by reputable overnight courier, or when deposited in the United States mail, certified or registered, postage prepaid, and addressed as follows: to Scient at the address specified in the Basic Lease Information, or to such other place as Scient may from time to time designate in a notice to Schwab; to Schwab at the address specified in the Basic Lease Information, or to such other place as Schwab may from time to time designate in a notice to Scient; or, in the case of Scient, delivered to Scient at the Premises. Scient acknowledges that it may receive notices at the Premises from PBNI, ADP, TIG, Shaklee, or Master Lessor. Scient hereby appoints as its agent to receive the service of all dispossessory or distraint proceedings and notices thereunder the person in charge or occupying the Premises at the time, and, if no person shall be in charge of or occupying the same, then such service may be made by attaching the same on the main entrance of the Premises.

     18.  Subordinate to Master Lease, Sublease, Sub-sublease, Sub-sub-sublease
          ---------------------------------------------------------------------
and Sub-sub-sub-sublease.
------------------------

          (a) This Sub-sub-sub-sub-sublease is and shall be at all times subject and subordinate to all of the terms and conditions of, and all rights of Master Lessor under, the Master Lease. Without limiting the generality of the foregoing, any termination of the Master Lease prior to the end of the term of this Sub-sub-sublease shall terminate this Sub-sub-sublease.

          (b) This Sub-sub-sub-sub-sublease is and shall be at all times subject and subordinate to all of the terms and conditions of, and all rights of Shaklee under, the Sublease. Without limiting the generality of the foregoing, any termination of the Sublease prior to the end of the term of this Sub-sub-sub-sub-sublease shall terminate this Sub-sub-sub-sub-sublease.

          (c) This Sub-sub-sub-sub-sublease is and shall be at all times subject and subordinate to all of the terms and conditions of, and all rights of TIG under, the Sub-sublease. Without limiting the generality of the foregoing, any termination of the Sub-sublease prior to the end of the term of this Sub-sub-sub-sub-sublease shall terminate this Sub-sub-sub-sub-sublease.

          (d) This Sub-sub-sub-sub-sublease is and shall be at all times subject and subordinate to all of the terms and conditions of, and all rights of ADP under, the Sub-sub-sublease. Without limiting the generality of the foregoing, any termination of the Sub-sub-sublease prior to the end of the term of the Sub-sub-sub-sub-sublease shall terminate this Sub-sub-sub-sublease.

          (e) This Sub-sub-sub-sub-sublease is and shall be at all times subject and subordinate to all of the terms and conditions of, and all rights of PBNI under, the Sub-sub-sub-sublease. Without limiting the generality of the foregoing, any termination of the Sub-sub-sub-sublease prior to the end of the term of this Sub-sub-sub-sub-sublease shall terminate this Sub-sub-sub-sub-sublease. Schwab covenants to do all acts reasonably necessary and perform all obligations required to be performed by it under the Sub-sub-sub-sublease, Sub-sub-sublease, Sub-sublease, Sublease and the Master Lease (insofar as incorporated into the Sub-sub-sub-sub-sublease), except insofar as such acts or obligations are required to be performed by Scient hereunder; and Schwab covenants not to cancel or terminate, or suffer, consent or agree to the cancellation or termination of, the Sublease, Sub-sublease, Sub-sub-sublease or Sub-sub-sub-sublease during the term of this Sub-sub-sub-sub-sublease, so long as Scient is not in default of this Sub-sub-sub-sub-sublease beyond any applicable cure period.

          (f) If PBNI, ADP, TIG, Shaklee or Master Lessor succeeds to Schwab's position as landlord vis-a-vis Scient, neither PBNI, ADP, TIG, Shaklee nor Master Lessor shall be liable to Scient for advance rental payments, rental deposits, or other payments that have not actually been delivered to PBNI, ADP, TIG, Shaklee or Master Lessor.

          (g) If Schwab receives any notice or demand from Master Lessor under the Master Lease, from Shaklee under the Sublease, from TIG under the Sub-sublease, from ADP under the Sub-sub-sublease from PBNI under the Sub-sub-sub-sublease with respect to the Premises, Schwab shall, pursuant to Paragraph 22, deliver a true and correct copy of same to Scient.

     19.  No Privity. Nothing contained in this Sub-sub-sub-sub-sublease shall
          ----------
be construed to create privity of estate or of contract between Scient and Master Lessor, Shaklee, TIG, ADP or PBNI. Schwab and Scient each agrees not to do or permit to be done any act or thing that will constitute a breach or violation of any of the terms, covenants, conditions, or provisions of the Master Lease, Sublease, Sub-sublease, Sub-sub-sublease or Sub-sub-sub-sublease.

     20.  No Representations. In making and executing this Sub-sub-sub-sub-
          ------------------
sublease, Scient has not relied upon or been induced by any statements or representations of any persons, including, without limitation, Schwab, the Brokers named herein, and Schwab's other employees and agents (other than those representations, if any, set forth expressly in this Sub-sub-sub-sub-sublease) with respect to the physical condition of the Building or the Premises or with respect to any other matter affecting the Premises or this transaction that might be pertinent in considering the leasing of the Premises or the execution of this Sub-sub-sub-sub-sublease, including, without limitation, the following:
(i) the legality of the present or any possible future use of the Building or Premises under federal, state or local law; (ii) the physical condition of the Building and/or Premises, including but not limited to soil condition and the structural integrity of the Building and/or Premises; (iii) the accuracy or completeness of square footage figures, and of the texts of agreements affecting the Building and/or Premises; or (iv) the possibility that leases, options or other documents or agreements exist that affect or encumber the Building and/or Premises and which have not been provided or disclosed by the Master Lessor, Shaklee, TIG, ADP, PBNI, Schwab, or, with respect to the Brokers named herein and Schwab's other agents, contractors, employees, officers and directors, by Schwab. Scient has, on the contrary, relied solely on such representations, if any, as are expressly made herein and on such investigations, examinations, and inspections as Scient has chosen to make or have made. Scient acknowledges that Schwab has afforded Scient the opportunity for full and complete investigations, examinations, and inspections.

     21.  Schwab's Approval. Whenever Scient shall request Schwab's consent or
          -----------------
approval, such consent or approval shall not be unreasonably withheld, provided that Schwab's refusal to consent to or approve any matter, whenever Schwab's consent or approval is required or requested under this Sub-sub-sub-sub-sublease, shall be deemed reasonable, if, among other things, Schwab has used its best efforts to obtain such consent or approval but PBNI, ADP, TIG, Shaklee or Master Lessor has refused to give such consent or approval. Nothing in this Sub-sub-sub-sub-sublease shall diminish or in any way affect Master Lessor's right to approve or consent under the Master Lease, Shaklee's right to approve or consent under the Sublease, or TIG's right to approve or consent under the Sub-sublease, or ADP's right to approve or consent under the Sub-sub-sublease, or PBNI's right to approve or consent under the Sub-sub-sublease nor imply a constraint of reasonableness with respect to the exercise of such rights.

     22.  Time Limits. Schwab shall, no later than 5 business days after receipt
          -----------
thereof, give to Scient a copy of each notice and demand received from Master Lessor, Shaklee, TIG, ADP or PBNI concerning the Premises, Sub-sub-sub-sub-sublease, Sub-sub-sub-sublease, Sub-sub-sublease, Sub-sublease, Sublease or Master Lease.

     23.  Letter of Credit.
          ----------------

          (a) During the entire term of this Sub-sub-sub-sub-sublease, Scient shall have obtained letter(s)of credit from a financial institution satisfactory to Schwab naming Schwab as beneficiary to secure Scient's obligations hereunder, at the times, in the amounts and for the purposes set forth below or in paragraph 23 of the Concurrent Sub-sub-sub-sublease. Each letter of credit shall be for a term of not less than one year and irrevocable during that period. Each letter of credit shall provide that it will be honored upon a signed statement by Schwab that Schwab is entitled to draw upon the letter of credit under this Sub-sub-sub-sub-sublease and shall require no signature or statement from any party other than Schwab. No notice to Scient shall be required to enable Schwab to draw upon the letter of credit. Each letter of credit shall also provide that following the honor of any drafts in an amount less than the aggregate amount of a letter of credit, the financial institution shall return the original letter of credit to Schwab and Schwab's rights as to the remaining amount of the letter of credit will not be extinguished. If the financial institution from which Scient has obtained a letter of credit shall admit in writing its inability to pay its debts generally as they become due, file a petition in bankruptcy or a petition to take advantage of any insolvency act, make an assignment for the benefit of its creditors, consent to the appointment of a receiver of itself or of the whole or any substantial part of its property, or file a petition or answer seeking reorganization or arrangement under the Federal Bankruptcy Code or any other applicable law or statute of the United States of America or any state thereof, then Scient shall obtain a replacement letter of credit within ten (10) days of such act from another financial institution satisfactory to Schwab.

          (b) Times for Obtaining Letter of Credit. A letter of credit in the
              ------------------------------------
amount of $400,000 shall be obtained and delivered to Schwab at least five (5) business days prior occupancy by Scient. It shall cover the twelve (12) month period beginning on the Commencement Date. If Scient does not commit any breach or default hereunder or under the Concurrent Sub-sub-sub-sublease during the first year of the term of this Sub-sub-sub-sub-sublease and the Concurrent Sub-sub-sub-sublease, the letter(s) of credit which shall cover subsequent years of the term of this Sub-sub-sub-sub-sublease shall be in the amount of $300,000 for each year and be obtained and delivered to Schwab prior to September 15 each year of the term of this Sub-sub-sub-sub-sublease; each letter of credit shall cover the one (1) year period beginning on the anniversary of the Commencement Date immediately following thereafter.

          (c) If Scient fails to pay rent or other charges when due under this Sub-sub-sub-sub-sublease, or fails to perform any of its other obligations hereunder, Schwab may, but shall not be required to, draw upon the letter of credit for the payment of any rent or other amount then due hereunder and unpaid, for the payment of any other sum for which Schwab may become obligated by reason of Scient's default or breach, or for any loss or damage sustained by Schwab as a result of Scient's default or breach. If Schwab so draws on any portion of the letter of credit, Scient shall, within ten (10) days after written demand by Schwab, restore the letter of credit to the full amount required, and Scient's failure to do so shall constitute a default under this Sublease.

          (d) In the event Scient fails to obtain satisfactory letter(s) of credit as required under this paragraph 23 when due, Schwab shall have the right to draw the full amount of the then existing letters of credit; provided, however, that in the event of a draw pursuant to this paragraph 23(d), Schwab shall hold the mounts drawn as a security deposit (the "Security Deposit"). If Scient fails to pay rent or other charges when due under this Sub-sub-sub-sub-sublease, or fails to perform any of its other obligations hereunder, Schwab may, but shall not be required to, use or apply all or any portion of the Security Deposit for the payment of any rent or other amount then due hereunder and unpaid, for the payment of any other sum for which Schwab may become obligated by reason of Scient's default or breach, or for any loss or damage sustained by Schwab as a result of Scient's default or breach. If Schwab so uses any portion of the Security Deposit, Scient shall, within ten (10) days after written demand by Schwab, restore the Security Deposit to the full amount originally deposited, and Scient's failure to do so shall constitute a default under this Sublease. Schwab shall not be required to keep the Security Deposit separate from its general accounts, and shall have no obligation or liability for payment of interest on the Security Deposit. In the event Schwab assigns its interest in this Sublease, Schwab shall deliver to its assignee so much of the Security Deposit as is then held by Schwab. Within thirty (30) days after the Terminiation Date, and provided Scient is not then in default of any of its obligations hereunder, the Security Deposit, or so much thereof as had not theretofore been applied by Schwab, shall be returned to Scient or to the last assignee, if any, of Scient's interest hereunder. Scient hereby waives the provisions of Section 1950.7 of the California Civil Code, and all other provisions of law, now or hereafter in force, which provide that Schwab may claim from a security deposit only those sums reasonably necessary to remedy defaults in the payment of rent, to repair damage caused by Scient or to clean the Premises, it being agreed that Schwab may, in addition, claim those sums reasonably necessary to compensate Schwab for any other loss or damage, foreseeable or unforeseeable, caused by the act or omission of Scient or any employee, agent, customer, licensee, invitee or guest of Scient.

     24.  Broker. Each party hereto warrants and represents to the other that it
          ------
dealt with no leasing agent or broker in connection with this Sub-sub-sub-sub-sublease other than the person or persons identified as Brokers in the Basic Lease Information, and that no conversations or prior negotiations were had by the warranting and representing party with any agent or broker other than the Brokers concerning the Premises that could give rise to liability for payment of a commission in connection with this Sub-sub-sub-sub-sublease. Schwab shall compensate Colliers International pursuant to separate agreement, and Colliers International will compensate The CAC Group, pursuant to separate agreement.

     25.  Surrender of Premises. Except for those trade fixtures of Scient of
          ---------------------
which Scient notifies Master Lessor, Shaklee, TIG, ADP, PBNI and Schwab in writing within 6 months of their installation, all alterations, additions, and improvements by Scient to the Premises (the "Tenant Improvements") shall immediately become Schwab's property and, at the end of the term hereof, shall remain on the Premises without compensation to Scient. So long as the Tenant Improvements in the Premises at the end of the term are of the same general character, quantity, and configuration as Schwab's Initial Tenant Improvements under the Sub-sub-sub-sublease, except for normal wear and tear, Scient shall have no obligation to make any changes in the then existing Tenant Improvements; otherwise, at Schwab's request, Scient shall take such action at Scient's expense as shall be necessary to restore the Tenant Improvements to their condition as initially constructed or installed under the Sub-sub-sub-sublease, except for normal wear and tear. Notwithstanding the foregoing, nothing in this paragraph shall be construed to waive the requirements of paragraph 6 hereof or of paragraph 2 of the Second Amendment to Sublease.

     26.  PBNI's, ADP's, TIG's and Shaklee's Approval. This Sub-sub-sub-sub-
          -------------------------------------------
sublease shall be of no force or effect until fully executed by Scient and Schwab and approved by PBNI, ADP, TIG and Shaklee.

     27. Hazardous Materials. Schwab covenants that, within five (5) days after
         -------------------
execution of this Sub-sub-sub-sub-sublease by Schwab and Scient, it will provide Scient with copies of all seismic reports or notices, asbestos reports or notices, and any correspondence, reports or notices regarding Hazardous Materials (as defined below) with respect to the Building or the Premises that Schwab has in its possession in the Building, and that Schwab will continue to provide such correspondence, reports and notices to Scient throughout the term hereof if any are received by Schwab. Scient shall have no obligation or liability to Schwab with respect to any substances or materials regulated under any statute, law or ordinance relating to hazardous or toxic materials or the environment ("Hazardous Materials") found on, in or under the Building or Premises or released therefrom, except for those brought into the Premises or the Building by Scient or its agents, employees, contractors or invitees; and Schwab shall indemnify, defend, protect and hold harmless Scient from any and all loss, costs, damage, expense and liability (including, without limitation, reasonable attorneys' fees) incurred by Scient in connection with or arising from such Hazardous Materials not brought into the Premises or the Building by Scient or its agents, employees, contractors or invitees. Scient shall indemnify, defend, protect and hold harmless Schwab from any and all loss, costs, damage, expense and liability (including, without limitation, reasonable attorneys' fees) incurred by Schwab in connection with or arising from the introduction by Scient, or its agents, employees, contractors or invitees, of Hazardous Materials in, on or about the Premises, the Building or the real property on which the Building is located.

     28.  Miscellaneous.
          -------------

          (a) The paragraph titles in this Sub-sub-sub-sub-sublease are used for convenience in finding the subject matter. Such titles are not to be taken as part of this instrument or to be used in determining the intent of the parties or otherwise in interpreting this instrument.

          (b) This Sub-sub-sub-sub-sublease shall apply to and bind the respective heirs, distributees, executors, administrators, successors, and assigns of the parties hereto. This subparagraph shall not be construed, however, as a consent to any assignment or subletting by Scient.

          (c) The failure of either party to insist on strict performance of any covenant or condition hereof, or to exercise any option herein contained, shall not be construed as a waiver of such covenant, condition, or option in any other instance.

          (d) This Sub-sub-sub-sub-sublease cannot be changed or terminated orally. All understandings and agreements heretofore made between the parties are merged in this Sub-sub-sub-sub-sublease, including any exhibits hereto, which alone fully and completely expresses the agreement between Schwab and Scient.

          (e) Schwab represents that the Master Lease, Sublease, Sub-sublease and Sub-sub-sublease and Sub-sub-sub-sublease are in full force and effect as of the date hereof and will be in full force and effect as of the commencement of the term hereof and that no notice or notices of default have been served thereunder by Master Lessor, Shaklee, TIG, ADP or PBNI that have not been cured. There are no agreements between Schwab and Master Lessor that require the Master Lessor's consent to this transaction; and except as disclosed in the Sub-sub-sub-sublease attached hereto as Exhibit A, there are no agreements between Schwab and PBNI that require PBNI's consent to this transaction.

          (f) Submission of this Sub-sub-sub-sub-sublease for examination by Scient does not constitute a reservation of or option for the Premises and does not become effective unless and until this Sub-sub-sub-sub-sublease has been executed and delivered by both parties.

          (g) In the event Scient makes a request it is entitled to make under this Sub-sub-sub-sub-sublease for services or other matters requiring the Master Lessor's consent or approval, Schwab shall use all reasonable efforts to obtain such approval or consent, without out-of-pocket cost to Schwab.

          (h) In the event of a breach or default by Scient hereunder, Schwab shall have the remedy described in California Civil Code Section 1951.4 (lessor may continue lease in effect after lessee's breach and abandonment and recover rent as it becomes due, if lessee has the right to sublet or assign, subject only to reasonable limitations). Accordingly, if Schwab does not elect to terminate this Sub-sub-sub-sub-sublease on account of any default by Scient, Schwab may, from time to time, without terminating this Sub-sub-sub-sub-sublease, enforce all of its rights and remedies under this Sub-sub-sub-sub-sublease, including the right to recover all rent as it becomes due.

          (i) This Sub-sub-sub-sub-sublease may be executed in any number of counterparts, which together shall constitute one instrument. Facsimile signatures will be accepted.

          (j) This Sub-sub-sub-sub-sublease shall not be effective unless and until the Concurrent Sub-sub-sub-sublease shall be fully executed by the parties thereto.

     29.  Exhibits. The following exhibits are attached to this Sub-sub-sub-sub-
          --------
sublease and by this reference made a part hereof:

          Exhibit A - Sub-sub-sub-sublease
          Exhibit B - Plan of Premises

IN WITNESS WHEREOF, the parties have executed this Sub-sub-sub-sub-sublease as of the day and year first hereinabove set forth.

SCHWAB:                                 SCIENT:


CHARLES SCHWAB & CO., INC.,             SCIENT CORPORATION,
a California corporation                a California corporation



By: /s/ Parkash P. Ahuja                By: /s/ William H. Kurtz
   ----------------------------            --------------------------
Name:   Parkash P. Ahuja                Name:   William H. Kurtz
     --------------------------              ------------------------
Its:    Senior Vice President           Its:    CFO
     --------------------------              ------------------------
        Administrative Services
     --------------------------

Date:        10-8-98                    Date:     October 8, 1998
     ------------------------                ------------------------



                                        By: _______________________________
                                        Name: _____________________________
                                        Its: ______________________________

                                        Date: _____________________________

                             APPROVAL-28/th/ Floor

          By executing this Approval, Shaklee hereby consents to the making of the attached Sub-sub-sub-sub-sublease by and between Schwab and Scient, on, and only, on the terms set forth herein, without releasing TIG from any obligations of the sublessee under the Sublease, without releasing ADP from any obligations of the sub-sublessee under the Sub-sublease, without releasing PBNI from any obligations of the sub-sub-sublessee under the Sub-sub-sublease, without releasing Schwab from any obligations of the sub-sub-sub-sublessee under the Sub-sub-sub-sublease and without waiving any restriction on further assignment of the Sublease, the Sub-sublease, the Sub-sub-sublease, or the Sub-sub-sub-sublease. This Consent shall not constitute consent to any other or further sub-sublease, modify in any way the terms of the Sublease, or create any privity of estate or contract between the undersigned and any other person or entity.


SHAKLEE:

SHAKLEE CORPORATION,
a Delaware corporation

By: /s/ Kay Childs
    ------------------------------------
Name:   Kay Childs
      ----------------------------------
Its:    Vice President, Human Resources
     -----------------------------------

Date: September 29, 1998
     ---------------------------------

                                   APPROVAL

          By executing this Approval, TIG hereby consents to the making of the attached Sub-sub-sub-sub-sublease by and between Schwab and Scient, on the terms set forth herein, without releasing ADP from any obligations of the sub-sublessee under the Sub-sublease, without releasing PBNI from any of the Sub-sub-sublessee under the Sub-Sub-sublease, and without releasing Schwab from any obligations of the sub-sub-sub-sublessee under the Sub-sub-sub-sublease and without waiving any restriction on further assignment of the Sub-sublease, Sub-sub-sublease or Sub-sub-sublease. There are no alterations which TIG has required be removed at Sub-sublease termination pursuant to paragraph 2 of the Second Amendment to Sublease except: THOSE IMPROVEMENTS WHICH TIG IS REQUIRED TO
                                     -------------------------------------------
REMOVE BY SHAKLEE.
---------

TIG:

TIG INSURANCE COMPANY
a California corporation

By: /s/ Lon P. McClimon
    ---------------------------
Name:   Lon P. McClimon
      -------------------------
Its:    Senior Vice President
    ---------------------------

Date:      9-24-98
     --------------------------



By: /s/ Thomas J. Miller
    ---------------------------
Name:   Thomas J. Miller
      -------------------------
Its:    Vice President
     --------------------------

Date       9-24-98
     --------------------------

                                   APPROVAL

          By executing this Approval, ADP hereby consents to the making of the attached Sub-sub-sub-sub-sublease by and between Schwab and Scient, on the terms set forth herein, without releasing PBNI from any of the Sub-sub-sublessee under the Sub-sub-sublease, and without releasing Schwab from any obligations of the Sub-sub-sub-sublessee under the Sub-sub-sub-sublease and without waiving any restriction on further assignment of the Sub-sub-sublease-or Sub-sub-sublease. There are no alterations which ADP has required be removed at Sub-sub-sublease termination pursuant to paragraph 2 of the Second Amendment to Sublease except:
___________________________________



ADP:

ADP/FLUOR DANIEL, INC.
An Arizona corporation

By: /s/ S.F. Hull
    --------------------
Name:   S.F. Hull
      ------------------
Its:    Asst. Treasurer
     -------------------

Date:   Sept. 16, 1998
     -------------------

                      CONSENT TO SUB-SUB-SUB-SUB-SUBLEASE
                      -----------------------------------


          The undersigned, as sub-sub-sub-sublessor under that certain Sub-sub-sub-sublease dated December 1, 1996 between Pacific Bell Network Integration, a California corporation ("PBNI") and Charles Schwab & Co., Inc. ("Schwab") as amended and modified to date (as amended, the "Sub-sub-sub-sublease") for the Premises known as the 28/th/Floor, at 444 Market Street, San Francisco, California 94105 as further defined in the Sub-sub-sub-sublease ("Premises"), hereby consents to the attached Sub-Sub-Sub-Sub-Sublease between Schwab and Scient Corporation, a Delaware corporation; provided, however, that (i) PBNI shall not be bound by any of the terms of the Sub-Sub-Sub-Sub-Sublease, (ii) the Sub-Sub-Sub-Sub-Sublease is subject and subordinate to the Master Lease(as defined therein) and all subleases thereof,
          (iii) the Sub-Sub-Sub-Sub-Sublease shall not constitute a release of Schwab from any liability under the Master Lease or any subleases thereof, and (iv) neither the Sub-Sub-Sub-Sub-Sublease nor this Consent shall be construed as a waiver of any of PBNI's rights under the Sub-sub-sub-sublease, including the right to consent to any future proposed transfers, nor shall it relieve Schwab or anyone claiming under or through Schwab of the obligation to obtain PBNI's consent to any future assignments and subleases as may be required under the terms of the Sub-sub-sub-sublease.



          PBNI:

          PACIFIC BELL NETWORK INTEGRATION,
          a California corporation

          By: /s/ SIGNATURE ILLEGIBLE^^
              ----------------------------
          Its:    DIRECTOR-PTSS CRE
               ---------------------------



                                                [STAMP APPEARS HERE]
                                                         10/1/98

                               444 MARKET STREET
                           SAN FRANCISCO, CALIFORNIA

                              SUB-SUB-SUB-SUBLEASE

                            BASIC LEASE INFORMATION


                    Date:                         December 1, 1996

                    Sub-sub-sub-sublessor:        PACIFIC BELL NETWORK
                                                  INTEGRATION, a California
                                                  corporation, successor in
                                                  interest to Pacific Bell
                                                  Development Company

                    Sub-sub-sub-sublessee:        CHARLES SCHWAB & CO. INC.,
                                                  a California Corporation

                    Premises:                     Entire 28th floor, comprising
                                                  approximately 18,058 rentable
                                                  square feet

Paragraph 1 (a):    Commencement Date:            December 1, 1996

Paragraph 1 (a):    Termination Date              April 30, 2001

Paragraph 2 (a):    Rent Start Date:              February 1, 1997

Paragraph 2 (a):    Base Rent:                    $451,450.00 per annum

Paragraph 2 (b):    Additional Rent:              Any increases in Operating
                                                  Expenses over a base year of
                                                  1997 for Operating Expenses
                                                  and Taxes over the 1996/97
                                                  fiscal year for Taxes.

Paragraph 2 (b):    Percentage Share:             2.98%

Paragraph 17:       Sub-sub-sub-sub lessee's      CHARLES SCHWAB & CO., INC.
                    Address for notices           101 Montgomery Street
                                                  San Francisco, CA 94104
                                                  Attn: Ms. Meredith Fondahl

                                   Exhibit A

Paragraph 17:      Sub-sub-sub-sublessor's    Pacific Bell Network Integration
                   Address for notices:       c/o Pacific Bell Internet Services
                                              303 2nd St., Ste. 650, North Tower
                                              San Francisco, CA 94107
                                              Attn: Bryce Calvin Mason

Paragraph 23:      Security Deposit:          NONE


Paragraph 24:      Brokers:

                   Sub-sub-sub-sublessor's    Cushman Realty Corporation
                   Broker:                    400 Montgomery Street, Suite 610
                                              San Francisco, CA 94104
                                              Attn: Mr. Charles Wiser
                                                    Mr. Mark McGranahan

                   Sub-sub-sub-sublessee's:   Colliers Damner Pike
                   Broker:                    Two Embarcadero Center,
                                              Suite 1000
                                              San Francisco, CA 9411l
                                              Attn: Mr. R. Steven Corbitt
                                                    Mr. Clint Holland
                                                    Mr. Herbert L. Damner, Jr.

     The following exhibits are attached to this Sub-sub-sub-sublease and by this reference made a part hereof:

          Exhibit A - Sub-sub-sublease
          Exhibit B - First, Second and Third Amendments to Sublease
          Exhibit C - Plan of Premises
          Exhibit D - Letter Agreement dated September 23, 1987, between Master
                      Lessor and Shaklee.

          THE PROVISIONS OF THE SUB-SUB-SUB-SUBLEASE identified above in the margin are for the purpose of providing a convenient reference to the provisions in the Sub-sub-sub-sublease where the particular Basic Lease Information appears. The foregoing Basic Lease Information is hereby incorporated into and made a part of the Sub-sub-sub-sublease. Each reference in the Sub-sub-sub-sublease to any of the terms described above shall have the meaning, and incorporate the information, hereinabove set forth. In the event of any conflict between any Basic Lease Information and the Sub-sub-sub-sublease, the Sub-sub-sub-sublease shall control.


SUB-SUB-SUB-SUBLESSOR:                       SUB-SUB-SUB-SUBLESSEE:

PACIFIC BELL NETWORK INTEGRATION,            CHARLES SCHWAB & CO. INC.,
a California corporation                     a California corporation


By: [SIGNATURE ILLEGIBLE]^^                  By:  /s/ Parkash P. Ahuja
   -----------------------                      ----------------------------
Name: [SIGNATURE ILLEGIBLE]^^                Name: Parkash P. Ahuja
     ---------------------                       ---------------------------
Its:  President                              Its:   Senior Vice President,
    ----------------------                       ---------------------------
                                                 Administrative Services

By: ______________________                   By: ___________________________
Name: ____________________                   Name: _________________________
Its: _____________________                   Its: __________________________

                             SUB-SUB-SUB-SUBLEASE
                             --------------------

________________________________________________________________________________

THIS SUB-SUB-SUB-SUBLEASE dated November___, 1996, is entered into by and between PACIFIC BELL NETWORK INTEGRATION, a California corporation (hereinafter referred to as "PBNI") successor in interest to Pacific Bell Development Company and CHARLES SCHWAB & CO., INC. (hereinafter referred to as "Schwab"), with respect to certain premises in the building located at 444 Market Street, San Francisco, California (the "Building").

                                   RECITALS:
                                   --------

     A. Pacific Bell Development Company is the Sub-sub-sublessee under that certain Sub-sub-sublease dated July 9, 1996, entered into by and between ADP/FLUOR DANIEL, INC. an Arizona corporation ("ADP"), as Sub-sub-sublessor, a copy of which is attached hereto as Exhibit A, with respect to the premises described therein (the "Sub-sub-subleased Premises").

     B. ADP is the Sub-sublessee under that certain Sub-sublease dated March 18 1994, entered into by and between TIG Insurance Company, a California corporation ("TIG"), as Sub-sublessor, an edited copy of which is attached to the Sub-sub-sublease as Exhibit A thereto with respect to the premises described therein (the "Sub-subleased Premises").

     C. TIG is the Sublessee under that certain Sublease dated October 7 1987, entered into by and between Shaklee Corporation, a Delaware corporation ("Shaklee"), as Sublessor. and TIG, a California corporation as Sublessee, as amended by that certain Amendment No. 1 to Sublease dated April 7, 1994, that certain Second Amendment to Sublease dated April 30, 1996, and that certain Third Amendment to Sublease dated July 3, 1996 (the "Sublease"), a copy of which is attached to the Sub-sub-sublease as Exhibit A thereto, except for the Amendments, which are attached hereto as Exhibit B, with respect to the premises described therein (the "Subleased Premises").

     D. Shaklee is the Lessee under that certain Amended and Restated Office Lease (the "Master Lease") dated June 25, 1985, by and between 444 MLHIRP Partnership, a New York general partnership ("Master Lessor"), as Lessor, and Shaklee, as Lessee, an edited copy of which is attached to the Sub-sub-sublease as Exhibit A thereto.

     E. Schwab desires to sub-sub-sub-sublease from PBNI, and PBNI is prepared to sub-sub-sub-sublease to Schwab, the sub-sub-sub-sub-subleased Premises as cross-hatched on Exhibit C attached hereto and by this reference made a part hereof (the "Premises").

                                  AGREEMENT:
                                  ---------


          NOW, THEREFORE, in consideration of the premises and the mutual promises contained herein, PBNI hereby sub-sub-sub-subleases to Schwab, and Schwab hereby hires from PBNI, the Premises for the term and subject to the terms, covenants, and conditions hereinafter set forth, to each and all of which PBNI and Schwab hereby mutually agree.

     1.   Term; Delivery of Possession.
          -----------------------------

          (a) The term of this Sub-sub-sub-sublease shall commence as of the later to occur of (i) PBNI's delivery of the Premises to Schwab, broom clean, vacant of PBNI's employees, and free of PBNI's personal property (other than personal property which Schwab has, in advance, in writing agreed to accept pursuant to the provisions of Paragraph 1.(b) below); (ii) PBNI and Schwab have mutually executed and delivered this Sub-sub-sub-sublease and that certain Sub-sub-sublease of even date herewith, pursuant to which Schwab shall sub-sub-sublease the entire twenty-ninth (29th) floor of the Building from PBNI (the "Concurrent Sub-sub-sublease") and (iii) this Sub-sub-sub-sublease has been approved to the extent required, by ADP, TIG, Shaklee and Master Lessor and the Concurrent Sub-sub-sublease has been approved by TIG, Shaklee and Master Lessor, to the extent required under the Concurrent Sub-sub-sublease (such date being referred to herein as the "Commencement Date") (the estimated Commencement Date being set forth in the Basic Lease Information) and unless sooner terminated as hereinafter provided, shall end on the termination date specified in the Basic Lease Information. If for any reason whatsoever the Commencement Date has not occurred as of the estimated Commencement Date set forth in the Basic Lease Information, this Sub-sub-sublease shall not be void or voidable, nor shall PBNI be liable to Schwab for any loss or damage resulting therefrom, but in that event, the Rent Start Date, as defined below, shall be delayed one day for each day's delay in the Commencement Date. No delay in the Commencement Date shall operate to extend the term hereof.

          (b) The Premises shall be delivered broom-clean and free of all personal property; however, the Premises are otherwise leased by PBNI to Schwab without any representation or warranty, express or implied, of any kind by PBNI, the Brokers named herein, or any of PBNI's other employees or agents (including without limitation any warranty of habitability or fitness for a particular use), in their "as-is, where-is" condition.

          (c) Schwab hereby acknowledges that it has had a full and fair opportunity to review and inspect the condition of the Building and the Premises and will not hold any of the above parties responsible therefor.

          (d) Any personal property or cabling remaining in the Premises on the Commencement Date shall be deemed abandoned by PBNI and may be demolished, removed and/or re-used by Schwab without any liability to PBNI. Schwab accepts responsibility for and shall remove all existing cabling from the Premises upon the expiration or earlier termination of this Sub-sub-sub-sublease or earlier, if required by Master Lessor.

     2.   Rental.
          ------

          (a)  Base Rent. From and after the date that is thirty (30) days
               ---------
following the Commencement Date (the "Rent Start Date"), Schwab shall pay to PBNI throughout the term of this Sub-sub-sub-sublease as rental for the Premises the amount per annum specified in the Basic Lease Information as the Base Rent, payable monthly, in advance, in 12 equal installments. The first month's rent shall be payable upon execution of this Sub-sub-sub-sublease by Schwab, and thereafter, the rental shall payable on or before the first day of each and every successive calendar month of the term of this Sub-sub-sub-sublease.

          (b)  Additional Rent. Schwab shall pay PBNI in equal monthly
               ---------------
installments as Additional Rent Schwab's percentage share, as specified in the Basic Lease Information, of the amount by which Operating Expenses for such year exceed Operating Expenses for the 1997 calendar year, as "Operating Expenses" are defined in paragraph 5.1 of the Master Lease (incorporated by reference in paragraph 4 of this Sub-sub-sub-sublease); and Schwab shall pay PBNI in equal monthly installments as Additional Rent Schwab's percentage share of the amount by which Taxes for such year exceed Taxes for the 1996/97 fiscal year (the "Tax Base Year"), as "Taxes" are defined in paragraph 5.1 of the Master Lease (incorporated by reference in paragraph 4 of this Sub-sub-sub-sublease). Schwab shall pay monthly one-twelfth (1/12th) of the Additional Rent to be paid for such year hereunder, based on the Master Lessor's estimate of Operating Expenses and Taxes; and after the end of a calendar year, in the case of Operating Expenses, or a fiscal year, in the case of Taxes, promptly after receipt by Schwab of a statement of actual Operating Expenses or Taxes, Schwab shall pay any additional amount owing on account of Operating Expenses or Taxes, or PBNI shall refund any amount owed to Schwab on account of Operating Expenses or Taxes, as the case may be, in accordance with the terms of the Master Lease. Schwab acknowledges that TIG may not receive from Shaklee, and hence PBNI may not receive from ADP, and hence Schwab may not receive from PBNI, notice of the estimated increase in Additional Rent for any calendar year until some months after the first of such calendar year, and Schwab agrees that, upon receipt of such notice from PBNI, Schwab shall pay PBNI in a lump sum all payments designated in such notice as payments owing for estimated increases in Additional Rent not previously paid and attributable to the period prior to the date of payment, such lump sum payment being payable with the monthly installment of Base Rent that is next due. PBNI agrees to forward to Schwab a copy of any such notice applicable to the term of this Sub-sub-sub-sublease or the base year that PBNI receives within ten (10) business days; provided, however, that failure to do so shall not be a default on the part of PBNI. PBNI and Schwab acknowledge that Schwab's percentage share has been determined by dividing the net rentable area of the Premises, as specified in the Basic Lease Information, by 605,459 square feet, which is the net rentable area of the Building.

Schwab shall also pay PBNI, as Additional Rent, for any special services PBNI, ADP, TIG, Shaklee or Master Lessor may agree to provide in connection with this Sub-sub-sub-sublease.

          (c) Notwithstanding the definition of Taxes in paragraph 5.1 of the Master Lease, for purposes of' this Sub-sub-sub-sublease, the amount of Taxes during the Tax Base Year shall be deemed to be the amount of Taxes incurred during the Tax Base Year, reduced by any reduction obtained under California Revenue and Taxation Code, Section 51 ("Proposition 8"), attributable to the value of the real property on which the Building is located, the Building, the parking facilities located on the real property on which the Building is located, and all tenant improvements. If, in any comparison year subsequent to the Tax Base Year (the "Adjustment Year"), the amount of Taxes decreases as a result of a Proposition 8 reduction, then for purposes of that Adjustment Year and all subsequent comparison years, the Taxes for the Tax Base Year shall be deemed to be decreased by an amount equal to the decrease in Taxes in the Adjustment Year. Conversely, if the Taxes thereafter are increased during any comparison year subsequent to the Adjustment Year (the "Readjustment Year"), as a result of the failure to obtain a Proposition 8 reduction that is at least as large as the Proposition 8 reduction obtained during the Adjustment Year, then for purposes of the Readjustment Year and all subsequent comparison years, the Taxes for the Tax Base Year shall be increased by an amount equal to the increase in Taxes during such Readjustment Year that resulted from the failure to obtain a Proposition 8 reduction at least as large as the Proposition 8 reduction obtained during the Adjustment Year. PBNI and Schwab acknowledge that this Paragraph 2(c) is not intended in any way to affect (i) the statutory two percent (2%) annual increase in Taxes (as such statutory increase may be modified by subsequent legislation), or (ii) the inclusion or exclusion of Taxes pursuant to the terms of Article XIII A of the California Constitution, commonly referred to as Proposition 13.

          (d) Notwithstanding anything elsewhere in this Sub-sub-sub-sublease to the contrary, Schwab shall not be required to pay any increased Taxes to the extent that such increase has resulted from a "change in ownership" of the Building, as defined in Division 1, Chapter 2 of the California Revenue & Taxation Code, or "new construction", as defined in Division 1, Chapter 3 of the California Revenue & Taxation Code.

          (e) In the event the Rent Start Date is a day other than the first day of a calendar month or the term of this Sub-sub-sub-sublease ends on a day other than the last day of a calendar month, then the monthly rental for the first and last fractional months of the term hereof shall be appropriately prorated.

          (f) Rental shall be paid to PBNI, without deduction or offset, (except as may be allowed under the Master Lease) in lawful money of the United States of America at PBNI's address for notices hereunder or to such other person or at such other place as PBNI may from time to time designate in writing. All amounts of money payable by Schwab to PBNI hereunder, if not paid when due and after 5 days' written notice from PBNI, shall bear interest from 5 days after such notice is given until paid at the rate of 10% per annum or, if a higher rate is legally permissible, at the highest rate legally permitted.

     3.   Use. The Premises shall be used for general office purposes and no
          ---
other purpose. Schwab shall not do or permit to be done in or about the Premises, nor bring or keep or permit to be brought or kept therein, anything that is prohibited by paragraph 7 of the Master Lease.

     4.   Other Sub-sub-sub-sublease Terms.
          --------------------------------

          (a) The following terms and provisions of the Master Lease are hereby incorporated in this Sub-sub-sub-sublease by this reference: paragraphs 2 (but not the third and fourth sentences thereof), 5.1(a), 5.1(b) (first paragraph, only), 5.3, 5.4, 5.5, 5.7, 6, 7 (other than the first sentence), 8(a)-(f) (except that paragraph 8(e) is modified pursuant to that certain letter agreement dated September 23, 1987, between Master Lessor and Shaklee ("Letter Agreement") attached thereto as Exhibit D, and Schwab hereby understands and accepts that Master Lessor, pursuant to TIG's original HVAC design, will maintain indoor conditions with respect to the Premises no higher than 75 degrees Fahrenheit dry bulb during the cooling season) and (h)-(j) (but not the last sentence of 8(h) or the portion of 8(i) deleted from Exhibit A to the Sublease), l 0, 11 (but not 11.1 or the sentences stricken on Exhibit A to the Sublease), 12, 15, 17 (but not the last sentence thereof), 18, 19, 20, 21, 22, 23, 24, 25, 27, 30.2(2), 30.2(4) (but not the second paragraph thereof), 33, 36,
37, 39, 40, 43, 44, 45, 50 (as to Exhibits C-H thereto, only). The Sublease (except Paragraph 13 and Exhibit C thereto), including paragraph 2 of the Second Amendment to Sublease, but excluding all of Amendment No. 1 to Sublease, is incorporated except as may be inconsistent with this Sub-sub-sub-sublease. The Sub-sublease (except Paragraph 13, Exhibit C and Exhibit D thereto) is incorporated except as may be inconsistent with this Sub-sub-sub-sublease. The Sub-sub-sublease, (including Exhibit D, that certain Letter Agreement attached hereto), is incorporated except as may be inconsistent with this Sub-sub-sub-sublease. Except as is specified in this Sub-sub-sub-sublease, this subletting is upon and subject to all of the terms of the Master Lease, Sublease, Sub-sublease and sub-sub-sublease so incorporated in this Sub-sub-sub-sublease. Such incorporated terms shall constitute the terms of this Sub-sub-sub-sublease as between PBNI and Schwab as "Landlord" and "Tenant," respectively, except that paragraph 5.1 of the Master Lease shall be incorporated reading "Landlord" to refer to the Master Lessor insofar as the calculation of Operating Expenses and Taxes is concerned, and paragraphs 2, 18, and 26 of the Master Lease shall be incorporated reading "Landlord" to refer to Master Lessor, Shaklee, TIG and ADP. Schwab shall perform and observe for the benefit of Master Lessor, Shaklee, TIG, ADP and PBNI each and all of the conditions, covenants, and obligations to be performed by Shaklee as Tenant under the Master Lease, by TIG under the Sublease, by ADP under the Sub-sublease and by PBNI under the Sub-sub-sublease, to the extent said conditions, covenants, and obligations are incorporated in this Sub-sub-sub-sublease and are applicable to the Premises. Master Lessor, Shaklee, TIG, and ADP shall have the same rights and privileges under this Sub-sub-sub-sublease that they have under the Master Lease, the Sublease, the Sub-sublease and the Sub-sub-sublease, to the extent such rights and privileges are incorporated in this Sub-sub-sub-sublease and are applicable to the Premises, and shall have the right, but not the obligation, to enforce such conditions, covenants, and obligations directly against Schwab. Schwab and PBNI covenant not to take any action or do or perform any act or fail to perform any act on the Premises that would result in the failure or breach of any of the terms, conditions, covenants, agreements, provisions or obligations of Shaklee under the Master Lease, of TIG under the Sublease, of ADP under the Sub-sublease or of PBNI under the Sub-sub-sublease. Notwithstanding the incorporation herein of the foregoing provisions of the Master Lease, Schwab acknowledges that PBNI shall have no responsibility or obligation with respect to (i) furnishing any services under paragraph 8 of the Master Lease, including, but not limited to, utilities, or
(ii) making any alterations, repairs, or replacements under paragraphs 11, 12, or 15 of the Master Lease, and the sole responsibility of PBNI thereunder shall be as described in Paragraph 28(g) below, to use reasonable efforts, without out-of-pocket cost to PBNI, to cause Master Lessor, Shaklee, TIG or ADP to furnish such services or make such alterations, repairs, or replacements as are required under the Master Lease, Sublease, Sub-sublease or Sub-sub-sublease. Any notices given to Master Lessor in connection with paragraphs 8, 11, 12, or 15 of the Master Lease, or any other provisions of this Sub-sub-sub-sublease, shall also simultaneously be given to PBNI, ADP, TIG and Shaklee, whether or not PBNI, ADP, TIG or Shaklee has any responsibility to take action in response to such notices. Schwab shall indemnify and save PBNI, ADP, TIG and Shaklee harmless against any loss, damage, or injury that ADP, TIG or Shaklee may suffer or incur under the Master Lease, Sublease, Sub-sublease, Sub-sub-sublease as the result of any breach by Schwab of its obligations under this Sub-sub-sub-sublease.

          (b) PBNI and Schwab acknowledge that certain of the provisions of the Master Lease enumerated above that are not incorporated in this Sub-sub-sub-sublease have been deleted from the copy of the Master Lease attached to the Sub-sub-sublease as Exhibit A, in order to protect the confidential aspects of the contractual relationship between Shaklee and Master Lessor, and subject to all of the terms and conditions stated therein. PBNI hereby represents and warrants that, to the knowledge of PBNI, the provisions so deleted are not inconsistent with the incorporated terms of the Master Lease and shall not affect Schwab's rights and obligations under this Sub-sub-sub-sublease. Except for such deletions and the portions of Exhibit A to the Sub-sub-sublease that have been stricken as described in subparagraph (a), above, PBNI represents and warrants that, to PBNI's knowledge, Exhibit A to the Sub-sub-sublease is a true and correct copy of the Master Lease. Schwab agrees not to disclose the contents of the Master Lease or any portion thereof to any third parties, other than its counsel and the persons listed as brokers in the Basic Lease Information, without the prior written consent of PBNI, ADP, TIG and Shaklee.

     5.   [INTENTIONALLY OMITTED]

     6.   Alterations. Schwab shall not make any alterations, additions, or
          -----------
improvements to the Premises, or attach any fixtures or equipment thereto, without the prior written consent of

PBNI, Master Lessor, Shaklee, TIG and ADP. Schwab shall not make any alterations, additions, or improvements to the Premises, or attach any fixtures or equipment thereto that would violate any provisions of the Master Lease, Sublease, Sub-sublease or Sub-sub-sublease. Any such alterations, additions or improvements, or fixtures or equipment, shall be subject to, without limitation, Paragraph 2 of the Second Amendment to Sublease. PBNI acknowledges that Schwab intends to construct certain improvements within the Premises ("Schwab Improvements') following the Commencement Date and will not unreasonably withhold its consent to construct the Schwab Improvements.

     7.   Excess Electrical Usage.  Schwab agrees to pay PBNI, in lieu of any
          -----------------------
payment to PBNI, ADP, TIG, Shaklee or the Master Lessor of any direct charges for electrical usage in excess of the electrical usage included within the definition of "Operating Expenses" under the Master Lease ("Excess Electrical Usage"), a flat fee of $135.00 per month, regardless of the amount, if any, of Schwab's actual Excess Electrical Usage, and without any adjustment. Without limiting the generality of the foregoing, such flat fee shall not be adjusted to reflect any changes in utility rates or the actual amount of Excess Electrical Usage in the Premises.

     8.   Fitness Center and Cafeteria.  Schwab acknowledges that PBNI is not
          ----------------------------
entitled to any memberships in the fitness center located on the third floor of the Building (the "Fitness Center"). Schwab acknowledges that Shaklee has reserved the right to close or otherwise limit access to the Fitness Center or the cafeteria located on the second floor of the Building (the "Cafeteria"), or to transfer ownership or operation of either facility, at any time and in its sole discretion. In the event the Cafeteria or Fitness Center should close or be made unavailable, or in the event of a transfer of ownership or operation of either facility, all Schwab's rights, if any, to use of such facility shall terminate.

     9.   Signage.  PBNI agrees to use reasonable efforts to obtain the
          -------
necessary approvals for Schwab to place identification signs in the Building. Placement of such signs shall in any event be limited to the elevator lobbies of the floor occupied by Schwab and the directory located in the ground floor lobby of the Building.

     10.  Parking.  Subject to PBNI's continued right to obtain parking stalls
          -------
pursuant to the Sub-sub-sublease, ADP's right to obtain stalls pursuant to the Sub-sublease, and TIG's continued right to obtain parking stalls pursuant to the Sublease, Schwab shall be entitled during the term of this Sub-sub-sub-sublease to use up to nine (9) parking stalls in the Building garage, provided that:

          (a) Schwab shall notify PBNI in writing within two (2) weeks of execution of this Sub-sub-sub-sublease of the number of parking stalls Schwab shall require initially under this Sub-sub-sub-sublease; and

          (b) PBNI shall not be obligated to provide any minimum number of parking stalls at the commencement of the Sub-sub-sub-sublease term until seven
(7) months after it receives such notice.

     Notwithstanding the foregoing, PBNI shall use reasonable efforts to make available to Schwab the number of parking stalls so requested by Schwab, up to
(nine) 9 stalls, as of the date Schwab takes occupancy under the Sub-sub-sub-sublease; but PBNI shall have no liability to Schwab if, notwithstanding Schwab's use of its reasonable efforts, it is unable to make available (nine) 9 stalls as of the date Schwab takes occupancy. In order to increase (up to a maximum of (nine) 9 stalls) the number of parking stalls it desires to use hereunder, Schwab shall notify PBNI in writing at least seven (7) months prior to the date of such desired increase. Schwab shall give PBNI at least forty-five
(45) days' written notice of any decrease in the number of parking stalls it intends to use. Schwab shall pay for such use at the current market rates for parking in the Building garage and such use shall be subject to the prevailing terms and conditions imposed by garage management. Schwab shall pay Shaklee directly for such parking monthly upon invoicing.

     11.  [INTENTIONALLY OMITTED]

     12.  Waiver and Indemnification.
          --------------------------

          (a) Neither Master Lessor, Shaklee, TIG, ADP nor PBNI shall be liable or responsible in any way for, and Schwab hereby waives all claims against Master Lessor, Shaklee, TIG, ADP and PBNI with respect to or arising out of, any death or injury of any nature whatsoever that may be suffered or sustained by Schwab or any employee, licensee, invitee, guest, agent, or customer of Schwab or any other person, from any causes whatsoever, or any loss or damage or injury to any property outside or within the Premises belonging to Schwab or its employees, agents, customers, licensees, invitees, guests, or any other person, except, as to PBNI, to the extent such injury or damage is caused by the negligence or willful act or omission of PBNI or its employees, agents, customers, licensees, invitees, or guests; except, as to ADP, to the extent such injury or damage is caused by the negligence or willful act or omission of ADP or its employees, agents, customers, licensees, invitees, or guests; except, as to TIG, to the extent such injury or damage is caused by the negligence or willful act or omission of TIG or its employees, agents, customers, licensees, invitees, or guests; and except, as to Shaklee, to the extent such injury or damage is caused by the negligence or willful act or omission of Shaklee or its employees, agents, customers, licensees, invitees, or guests; and except, as to Master Lessor, to the extent such injury or damage is caused by the negligence or willful act or omission of Master Lessor or its employees, agents, customers, licensees, invitees, or guests.

          (b) Schwab shall hold Master Lessor, Shaklee, TIG, ADP and PBNI harmless from and defend and indemnify Master Lessor, Shaklee, TIG, ADP and PBNI against any and all losses, damages, claims, or liability for any damage to any property or injury, illness, or death of any person (i) occurring in or on the Premises, or any part thereof, arising at any time and from any cause whatsoever except, as to PBNI, to the extent caused by the negligence or willful act or omission of PBNI or its employees or agents; except, as to ADP, to the extent caused by the negligence or Willful act or omission of ADP or its employees or agents; except, as to TIG, to the extent caused by the negligence or willful act or omission of TIG or its employees or agents; except, as to Shaklee, to the extent caused by the negligence or willful act or omission of Shaklee or its employees or agents; and except, as to Master Lessor, to the extent caused by the negligence or willful act or omission of Master Lessor or its employees or agents; and (ii) occurring in, on, or about any part of the Building other than the Premises, when such damage, injury, illness, or death shall be caused in whole or in part by the negligence or willful act or omission of Schwab or its employees, agents, customers, licensees, invitees, or guests.

          (c) The provisions of this paragraph 12 (i) are subject and subordinate to the provisions of paragraph 14 below; and (ii) shall survive the termination of this Sub-sub-sub-sublease with respect to any damage, injury, illness, or death occurring prior to such termination.

     13.  Insurance.
          ----------

          (a) Schwab shall, at its sole cost and expense, obtain and keep in force during the term of this Sub-sub-sub-sublease fire and extended coverage insurance on all improvements, fixtures, furnishings, and equipment in and upon the Premises in an amount not less than one hundred percent (100%) of the full replacement cost (without deduction for depreciation) thereof. All amounts that shall be received under the insurance specified in this paragraph shall first be applied to the payment of the cost of repair or replacement of any fixtures, furnishings, equipment, and improvements that are damaged or destroyed, or, if this Sub-sub-sub-sublease terminates prior to such repair or replacement being made, paid over to PBNI, to the extent that the improvements or fixtures damaged or destroyed would have become PBNI's property pursuant to paragraph 25 hereof, provided, however, that Schwab shall be entitled to that portion of said insurance proceeds equal to the unamortized value of said improvements and fixtures.

          (b) Schwab shall, at its sole cost and expense, obtain and keep in force during the term of this Sub-sub-sub-sublease commercial general liability insurance with limits of not less than Five Million Dollars ($5,000,000) per occurrence for injury to or illness or death of persons occurring in, upon, or about the Premises (or the Premises subleased by Schwab from PBNI under the Concurrent Sub-sub-sublease) or the Building or damage to property occurring in, upon, or about the Premises or the Building. All such insurance shall insure the performance by Schwab of the indemnity agreement as to liability for injury to or illness or death of persons and damage to property set forth in paragraph 12 hereof.

          (c) All insurance required under this paragraph and all renewals thereof shall be issued by an insurance company licensed to do business in California and maintaining no less than an A-XI Best's rating and approved by Master Lessor, Shaklee, TIG, ADP and PBNI, which approvals shall not be withheld unreasonably if the insurance and company meet all requirements of the Master Lease, Sublease, Sub-sublease and Sub-sub-sublease. Each policy shall expressly provide that the insurer shall give not less than 45 days' prior written notice to Master Lessor, Shaklee, TIG, ADP and PBNI prior to canceling or altering the policy in a way that would affect the coverage, limits or substantive coverage terms affecting the Premises (an "Alteration"). Schwab shall give Master Lessor, Shaklee, TIG, ADP and PBNI 45 days' prior written notice of any cancellation or Alteration. All insurance under this paragraph shall name Master Lessor, Shaklee, TIG, ADP and PBNI as additional insureds, shall be primary and noncontributing with any insurance that may be carried by Master Lessor, Shaklee, TIG, ADP and PBNI, and shall expressly provide that Master Lessor, Shaklee, TIG, ADP, and PBNI shall be named as additional insureds by endorsement to the policy or policies, and, as such, shall be entitled to recover under the policy for any loss, injury, or damage to Master Lessor, Shaklee, TIG, ADP, PBNI or the employees or contractors of any of them arising out of this Sub-sub-sub-sublease. Upon the Commencement Date (or, if Schwab elects to access the Premises prior to the Commencement Date, upon such early entry by Schwab) and upon annual renewal of the policy or policies throughout the term of this Sub-sub-sub-sublease, each such policy or a duplicate or certificate of insurance, and endorsement to the policy or policies, evidencing such coverage shall be delivered to Master Lessor, Shaklee, TIG, ADP and PBNI for retention by each of them. In the event that Schwab shall fail to insure or shall fail to furnish to Master Lessor, Shaklee, TIG, ADP and PBNI any such policy, duplicate policy, or certificate and endorsement to the policy or policies as herein required, Master Lessor, Shaklee, TIG, ADP or PBNI may from time to time effect such insurance for the benefit of Schwab, Master Lessor, Shaklee, TIG, ADP, PBNI or any or all of them for a period not exceeding one year, and any premium paid by Master Lessor, Shaklee, TIG, ADP or PBNI shall be recoverable from Schwab as additional rent on demand.

     14.  Waiver of Subrogation.    PBNI hereby waives all claims against Schwab
          ---------------------
for loss or damage to the extent that such loss or damage is insured against under any insurance policy insuring PBNI, or would have been insured against under any insurance policy required to be maintained by PBNI under the Sub-sub-sublease had such policy been obtained, except to the extent that such waiver would impair coverage under any such insurance policy, and except that PBNI does not waive any claims it may have with respect to any deductible amount under any such policy. Schwab waives all claims against Master Lessor, Shaklee, TIG, ADP and PBNI for loss or damage to the extent such loss or damage is insured against under any insurance policy insuring Schwab, or would have been insured against under any insurance policy required to be maintained by Schwab under this Sub-sub-sub-sublease had such policy been obtained, or would have been insured against but for any deductible amount under any such policy, except to the extent that such waiver would impair coverage under any such insurance policy, and except that Schwab does not waive any claims against PBNI it may have with respect to any deductible amount under any such policy. PBNI and Schwab shall each, prior to or immediately after the execution of this Sub-sub-sub-sublease, use best efforts to obtain from each insurer under all insurance policies now or hereafter existing during the term of this Sub-sub-sub-sublease and purchased by either of them insuring or covering any portion of the Building or the Premises, the contents thereof, or any operations therein, a waiver of all fights of subrogation that the insurer might otherwise, if at all, have against the other party to this Sub-sub-sub sublease.

     15.  Assignment and Subletting.
          -------------------------

          (a) Except as set forth in this paragraph, Schwab shall not: (i) assign, encumber, or otherwise transfer this Sub-sub-sub-sublease, the term or estate hereby granted, or any interest hereunder; (ii) permit the Premises or any part thereof to be used by anyone other than Schwab (whether as licensee, permittee, or otherwise); or (iii) sublet or offer or advertise for subletting the Premises or any part thereof. Any attempted assignment, encumbrance, transfer, or sublease not done in accordance with the provisions of this paragraph shall be voidable and, at PBNI's election, shall constitute a default hereunder.

          (b) If at any time during the term hereof Schwab desires to sublet all or any part of the Premises, then Schwab shall submit to PBNI, ADP, TIG and Shaklee, in writing, a notice of intent to assign or sublease, setting forth:
(i) the proposed effective date of the assignment or sublease; (ii) the name of the proposed subtenant or assignee (collectively hereinafter, "subtenant/assignee"); and (iii) the nature of the proposed subtenant/assignee's business to be carried on in the Premises. Such notice shall be accompanied by
(x) such reasonable financial information as PBNI, ADP, TIG or Shaklee may request concerning the proposed subtenant/assignee, including recent financial statements and bank references: and (y) a conformed or photostatic copy of the proposed sublease or assignment agreement (or, if not yet available, a description of the contemplated form of agreement).

          (c) In the event that Schwab complies with the provisions of subparagraph (b), PBNI's consent to a proposed sublease or assignment, subject to approval by ADP, Shaklee and TIG, shall not be unreasonably withheld. PBNI shall respond to Schwab's notice to sublet within fifteen (15) business days of receipt by PBNI of all information required herein concerning the proposed subtenant or assignee. Schwab shall promptly reimburse PBNI for PBNI's, ADP's TIG's and Shaklee's reasonable out-of-pocket costs actually incurred in reviewing the proposed sublease or assignment, including reasonable attorneys' fees following demand therefor accompanied by reasonable backup documentation. In determining whether to grant or withhold such consent, PBNI, ADP, TIG and Shaklee may consider any reasonable factor. Without limiting what may be construed as a reasonable factor, it is hereby agreed that any one of the following factors will be reasonable grounds for disapproval of a proposed assignment or sublease:

               (i) The proposed subtenant/assignee does not, in the reasonable judgment of PBNI, ADP, TIG or Shaklee, have sufficient financial worth in view of the responsibility involved;

               (ii) The proposed subtenant/assignee does not, in the reasonable judgment of PBNI, ADP, TIG or Shaklee, have a good reputation as a tenant of property;

               (iii) PBNI, ADP, TIG or Shaklee has received from any prior lessor of the proposed subtenant/assignee a significant negative report concerning such prior lessor's experience with the proposed subtenant/assignee as a tenant;

               (iv) PBNI, ADP, TIG or Shaklee has been involved in a previous landlord/tenant dispute with the proposed subtenant/assignee;

               (v) The proposed subtenant/assignee is not, in the reasonable judgment of PBNI, ADP, TIG or Shaklee, of the type, character, and quality consistent with the high quality and prestigious image of the Building;

               (vi) In the reasonable judgment of PBNI, ADP, TIG or Shaklee, the proposed assignment or sublease would violate paragraph 7 or 16 of the Master Lease;

               (vii) The use of the Premises by the proposed subtenant/assignee would violate some applicable law, ordinance, or regulation;

               (viii) The proposed assignment or sublease would create a vacancy elsewhere in the Building;

               (ix) The proposed subtenant/assignee is a person with whom PBNI, ADP, TIG or Shaklee is negotiating to lease space in the Building comparable in both length of term and net rentable square footage to the space Schwab is seeking to assign or sublet;

               (x) The proposed subtenant/assignee is in the business of manufacturing or in the general business of selling nutritional supplements, household or personal care products, gourmet foods, or flowers, or deals in any other product lines that Shaklee manufactures or sells, or plans to manufacture or sell as of the date of the proposed sublease or assignment, or is in the business of marketing any such merchandise through direct sale or direct mail, at the time of the proposed assignment or sublease;

               (xi) In the case of a proposed sublease, the proposed sublease would cause there to be more than one subtenant of the Subleased Premises, the Sub-subleased Premises, the Sub-sub-subleased Premises, or the Premises;

               (xii) The proposed assignment or sublease fails to include all of the terms and provisions required to be included therein pursuant to this paragraph 15;

               (xiii) Schwab is in default of any of its obligations under this Sub-sub-sub-sublease, or has defaulted under this Sub-sub-sub-sublease on three or more occasions during the twelve months preceding the date Schwab requests PBNI's consent to the proposed assignment or sublease; or

               (xiv) ADP, TIG or Shaklee shall not consent to the proposed assignment or sublease.

          (d) The instrument by which assignment or subletting is accomplished shall (i) expressly provide that the subtenant/assignee shall perform and observe all the agreements, covenants, and conditions to be performed and observed by Schwab under this Sub-sub-sub-sublease (except as to rent and term or as otherwise agreed to by PBNI); (ii) be expressly subject and subordinate to each and every provision of this Sub-sub-sub-sublease; (iii) have a term that expires on or before the expiration of the term of this Sub-sub-sub-sublease;
(iv) provide that if Master Lessor, Shaklee, TIG, ADP and PBNI succeeds to Schwab's position as landlord vis-a-vis the subtenant/assignee, neither Master Lessor, Shaklee, TIG, ADP and PBNI shall be liable to such subtenant/assignee for advance rental payments, rental deposits, or other payments that have not actually been delivered to Shaklee, TIG, ADP, or PBNI by Schwab; and (v) provide that Schwab or the subtenant/assignee shall reimburse PBNI for any additional costs or expenses incurred by PBNI for repairs or maintenance or otherwise as a result of the change in occupancy.

          (e) No assignment or sublease shall be valid, and no subtenant/assignee shall take possession of the Premises or any part thereof, until an executed counterpart of the assignment or sublease has been delivered to PBNI, ADP, TIG and Shaklee.

          (f) Notwithstanding PBNI's consent, no subletting or assignment shall release or otherwise alter Schwab's obligations to pay the rent and to perform all other obligations to be performed by Schwab hereunder. The acceptance of rent by PBNI from any other person shall not be deemed to be a waiver by PBNI of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. If any assignee of Schwab or any successor of Schwab defaults in the performance of any of the terms hereof, PBNI may proceed directly against Schwab without the necessity of exhausting remedies against such assignee or successor.

          (g) In the event that PBNI assigns, transfers, or conveys its interest in the Sub-sub-sublease, and provided that the instrument of assignment, transfer, or conveyance shall expressly require the assignee or transferee to assume all such liabilities and obligations, all liabilities and obligations on the part of PBNI under this Sub-sub-sub-sublease shall terminate, and the instrument of assignment, transfer, or conveyance shall expressly require the assignee or transferee to assume all such liabilities and obligations. Schwab agrees to attorn to such assignee or transferee.

     16.  Holdover. If Schwab remains in possession of the Premises after
          --------
expiration, but not earlier termination, of this Sub-sub-sub-sublease, all of the terms, covenants, and agreements hereof shall continue to bind Schwab to the extent applicable, except that, if Schwab remains in possession without PBNI's written consent, then: (a) the monthly Base Rent shall be two (2) times the monthly Base Rent payable for the last month of the Sub-sub-sub-sublease term, prorated on a daily basis for each day Schwab remains in possession, and (b) Schwab shall indemnify PBNI against any and all claims, losses, and liabilities for damages, consequential or otherwise, resulting from Schwab's failure to surrender possession, including without limitation any claims by ADP, TIG, Shaklee, Master Lessor or any succeeding sublessee.

  17. Notices.  All notices and demands that may or are required to be given
      -------
by either party to the other hereunder shall be in writing and shall be deemed to have been fully given when delivered by reputable overnight courier, or when deposited in the United States mail, certified or registered, postage prepaid, and addressed as follows: to Schwab at the address specified in the Basic Lease Information, or to such other place as Schwab may from time to time designate in a notice to PBNI; to PBNI at the address specified in the Basic Lease Information, or to such other place as PBNI may from time to time designate in a notice to Schwab. Schwab hereby appoints as its agent to receive the service of all dispossessory or distraint proceedings and notices thereunder the person in charge or occupying the Premises at the time, and, if no person shall be in charge of or occupying the same, then such service may be made by attaching the same on the main entrance of the Premises.

  18. Subordinate to Master Lease, Sublease, Sub-sublease, and Sub-sub-sublease.
      -------------------------------------------------------------------------

         (a) This Sub-sub-sub-sublease is and shall be at all times subject and subordinate to all of the terms and conditions of and all rights of Master Lessor under the Master Lease. Without limiting the generality of the foregoing, any termination of the Master Lease prior to the end of the term of this Sub-sub-sub-sublease shall terminate this Sub-sub-sub-sublease.

          (b) This Sub-sub-sub-sublease is and shall be at all times subject and subordinate to all of the terms and conditions of and all rights of Shaklee under the Sublease. Without limiting the generality of the foregoing, any termination of the Sublease prior to the end of the term of this Sub-sub-sub-sublease shall terminate this Sub-sub-sub-sublease. PBNI covenants to do all acts reasonably necessary and perform all obligations required to be performed by it under the Sub-sub-sublease, the Sub-sublease, the Sublease and the Master Lease (insofar as incorporated into the Sub-sub-sublease), except insofar as such acts or obligations are required to be performed by Schwab hereunder; and PBNI covenants not to cancel or terminate, or suffer, consent or agree to the cancellation or termination of the Sublease, the Sub-sublease, or the Sub-sub-sublease, during the term of this Sub-sub-sub-sublease, so long as Schwab is not in default of this Sub-sub-sub-sublease beyond any applicable cure period.

          (c) This Sub-sub-sub-sublease is and shall be at all times subject and subordinate to all of the terms and conditions of and all rights of TIG under the Sub-sublease. Without limiting the generality of the foregoing, any termination of the Sub-sublease prior to the end of the term of this Sub-sub-sub-sublease shall terminate this Sub-sub-sub-sublease. PBNI covenants to do all acts reasonably necessary and perform all obligations required to be performed by it under the Sub-sub-sublease, the Sub-sublease, the Sublease and the Master Lease (insofar as incorporated into the Sub-sub-sublease), except insofar as such acts or obligations are required to be performed by Schwab hereunder; and PBNI covenants not to cancel or terminate, or suffer, consent or agree to the cancellation or termination of, the Sublease, the Sub-sublease, or the Sub-sub-sublease, during the term of this Sub-sub-sub-sublease, so long as Schwab is not in default of this Sub-sub-sub-sublease beyond any applicable cure period.

          (d) This Sub-sub-sub-sublease is and shall be at all times subject and subordinate to all of the terms and conditions of and all rights of ADP under the Sub-sub-sublease. Without limiting the generality of the foregoing, any termination of the Sub-sub-sublease prior to the end of the term of this Sub-sub-sub-sublease shall terminate this Sub-sub-sub-sublease. PBNI covenants to do all acts reasonably necessary and perform all obligations required to be performed by it under the Sub-sub-sublease (including payment of base rent and additional rent), the Sub-sublease, the Sublease and the Master Lease (insofar as incorporated into the Sub-sub-sublease), except insofar as such acts or obligations are required to be performed by Schwab hereunder; and PBNI covenants not to cancel or terminate, or suffer, consent or agree to the cancellation or termination of, the Sublease, the Sub-sublease, or the Sub-sub-sublease, during the term of this Sub-sub-sub-sublease, so long as Schwab is not in default of the Sub-sub-sub-sublease beyond any applicable cure period.

          (e) If ADP, TIG, Shaklee or Master Lessor succeeds to PBNI's position as landlord vis-a-vis Schwab, neither ADP, TIG, Shaklee nor Master Lessor shall be liable to Schwab for advance rental payments, rental deposits, or other payments that have not actually been delivered to ADP, TIG, Shaklee or Master Lessor.

          (f) If PBNI receives any notice or demand from Master Lessor under the Master Lease, from Shaklee under the Sublease, from TIG under the Sub-sublease, or from ADP under the Sub-sub-sublease with respect to the Premises, PBNI shall, pursuant to Paragraph 22, deliver a true and correct copy of same to Schwab.

     19.  No Privity.  Nothing contained in this Sub-sub-sub-sublease shall be
          ----------
construed to create privity of estate or of contract between Schwab and Master Lessor. PBNI and Schwab each agrees not to do or permit to be done any act or thing that will constitute a breach or violation of any of the terms, covenants, conditions, or provisions of the Master Lease, Sublease, Sub-sublease or Sub-sub-sublease.

     20.  No Representations.  In making and executing this Sub-sub-sub-
          ------------------
sublease, Schwab has not relied upon or been induced by any statements or representations of any persons, including, without limitation, PBNI, the Brokers named herein, and PBNI's other employees and agents (other than those representations, if any, set forth expressly in this Sub-sub-sub-sublease) with respect to the physical condition of the Building or the Premises or with respect to any other matter affecting the Premises or this transaction that might be pertinent in considering the leasing of the Premises or the execution of this Sub-sub-sub-sublease, including, without limitation, the following: (i) the legality of the present or any possible future use of the Building or the Premises under federal, state or local law; (ii) the physical condition of the building and/or the Premises, including but not limited to soil condition and the structural integrity of the Building and/or the Premises; (iii) the accuracy or completeness of square footage figures, and of the texts of agreements affecting the Building and/or the Premises; or (iv) the possibility that leases, options or other documents or agreements exist that affect or encumber the Building and/or the Premises and which have not been provided or disclosed by the Master Lessor, Shaklee, TIG, ADP or, with respect to the Brokers named herein and PBNI's other agents, contractors, employees, officers and directors, by PBNI. Schwab has, on the contrary, relied solely on such representations, if any, as are expressly made herein and on such investigations, examinations, and inspections as Schwab has chosen to make or have made. Schwab acknowledges that PBNI has afforded Schwab the opportunity for full and complete investigations, examinations, and inspections.

     21.  PBNI's Approval.  Whenever Schwab shall request PBNI's consent or
          ---------------
approval, such consent or approval shall not be unreasonably withheld, provided that PBNI's refusal to consent to or approve any matter, whenever PBNI's consent or approval is required or requested under this Sub-sub-sub-sublease, shall be deemed reasonable, if, among other things, PBNI has used its best efforts to obtain such consent or approval but ADP, TIG, Shaklee or Master Lessor has refused to give such consent or approval. Nothing in this Sub-sub-sub-sublease shall diminish or in any way affect Master Lessor's right to approve or consent under the Master Lease, Shaklee's right to approve or consent under the Sublease, TIG's right to approve or consent under the Sub-sublease, ADP's right to approve or consent under the Sub-sub-sublease, nor imply a constraint of reasonableness with respect to the exercise of such rights.

     22.  Time Limits.  PBNI shall, no later than 5 business days after receipt
          -----------
thereof, give to Schwab a copy of each notice and demand received from Master Lessor, Shaklee, TIG, or ADP concerning the Premises, Sub-sub-sub-sublease, Sub-sub-sublease, Sub-sublease, Sublease or Master Lease.

     23.  Security Deposit.  [INTENTIONALLY OMITTED]
          ----------------

     24.  Brokers.  Each party hereto warrants and represents to the other that
          -------
it dealt with no leasing agent or broker in connection with this Sub-sub-sub-sublease other than the person or persons identified as Brokers in the Basic Lease Information, and that no conversations or prior negotiations were had by the warranting and representing party with any agent or broker other than the Brokers concerning the Premises that could give rise to liability for payment of a commission in connection with this Sub-sub-sub-sublease. PBNI shall compensate Cushman Realty Corporation pursuant to separate agreement, and Cushman Realty Corporation will compensate Colliers Damner Pike, pursuant to separate agreement.

     25.  Surrender of the Premises.  Except for those trade fixtures of Schwab
          -------------------------
of which Schwab notifies Master Lessor, Shaklee, TIG, ADP and PBNI in writing within 6 months of their installation, all alterations, additions, and improvements by Schwab to the Premises (the "Tenant Improvements") shall immediately become PBNI's property and, at the end of the term hereof, shall remain on the Premises without compensation to Schwab. So long as the Tenant Improvements in the Premises at the end of the term are of the same general character, quality, and configuration as PBNI's Initial Tenant Improvements under the Sub-sub-sublease, except for normal wear and tear, Schwab shall have no obligation to make any changes in the then existing Tenant Improvements; otherwise, at PBNI's request, Schwab shall take such action at Schwab's expense as shall be necessary to restore the Tenant Improvements to their condition as initially constructed or installed under the Sub-sub-sublease, except for normal wear and tear. Notwithstanding the foregoing, nothing in this paragraph shall be construed to waive the requirements of paragraph 6 hereof or of paragraph 2 of the Second Amendment to Sublease.

     26.  Shaklee's, TIG's and ADP's Approval.  This Sub-sub-sub-sublease shall
          -----------------------------------
be of no force or effect until fully executed by Schwab and PBNI and approved by Shaklee, TIG and ADP.

     27.  Hazardous Materials.  PBNI covenants that, within five (5) days after
          -------------------
execution of this Sub-sub-sub-sublease by PBNI and Schwab, it will provide Schwab with copies of all seismic reports or notices, asbestos reports or notices, and any correspondence, reports or notices regarding Hazardous Materials (as defined below) with respect to the Building or the Premises that PBNI has in its possession in the Building, and that PBNI will continue to provide such correspondence, reports and notices to Schwab throughout the term hereof if any are received by PBNI. Schwab shall have no obligation or liability to PBNI with respect to any substances or materials regulated under any statute, law or ordinance relating to hazardous or toxic materials or the environment ("Hazardous Materials") found on, in or under the Building or the Premises or released therefrom, except for those brought into the Premises or the Building by Schwab or its agents, employees, contractors or invitees; and PBNI shall indemnify, defend, protect and hold harmless Schwab from any and all loss, costs, damage, expense and liability (including, without limitation, reasonable attorneys' fees) incurred by PBNI in connection with or arising from such Hazardous Materials not brought into the Premises or the Building by Schwab or its agents, employees, contractors or invitees. Schwab shall indemnify, defend, protect and hold harmless PBNI from any and all loss, costs, damage, expense and liability (including, without limitation, reasonable attorneys' fees) incurred by PBNI in connection with or arising from the introduction by Schwab, or its agents, employees, contractors or invitees, of Hazardous Materials in, on or about the Premises, the Building or the real property on which the Building is located.

     28.  Miscellaneous.
          -------------

          (a) The paragraph titles in this Sub-sub-sub-sublease are used for convenience in finding the subject matter. Such titles are not to be taken as part of this instrument or to be used in determining the intent of the parties or otherwise in interpreting this instrument.

          (b) This Sub-sub-sub-sublease shall apply to and bind the respective heirs, distributees, executors, administrators, successors, and assigns of the parties hereto. This subparagraph shall not be construed, however, as a consent to any assignment or subletting by Schwab.

          (c) The failure of either party to insist on strict performance of any covenant or condition hereof, or to exercise any option herein contained, shall not be construed as a waiver of such covenant, condition, or option in any other instance.

          (d) This Sub-sub-sub-sublease cannot be changed or terminated orally. All understandings and agreements heretofore made between the parties are merged in this Sub-sub-sub-sublease, including any exhibits hereto, which alone fully and completely expresses the agreement between PBNI and Schwab.

          (e) PBNI represents that the Master Lease, Sublease, Sub-sublease, and Sub-sub-sublease are in full force and effect as of the date hereof and will be in full force and effect as of the commencement of the term hereof and that no notice or notices of default have been served thereunder by Master Lessor, Shaklee, TIG, or ADP that have not been cured. There are no agreements between PBNI and Master Lessor that require the Master Lessor's consent to this transaction; and except as disclosed in the Sub-sub-sublease attached to this Sub-sub-sub-sublease as Exhibit A, there are no agreements between PBNI, ADP, TIG or Shaklee that require ADP's, TIG's or Shaklee's consent to this transaction.

          (f) Submission of this Sub-sub-sub-sublease for examination by Schwab does not constitute a reservation of or option for the Premises and does not become effective unless and until this Sub-sub-sub-sublease has been executed and delivered by both parties.

          (g) In the event Schwab makes a request it is entitled to make under this Sub-sub-sub-sublease for services or other matters requiring the Master Lessor's consent or approval, PBNI shall use all reasonable efforts to obtain such approval or consent, without out-of-pocket cost to PBNI.

          (h) In the event of a breach or default by Schwab hereunder, PBNI shall have the remedy described in California Civil Code Section 1951.4 (lessor may continue lease in effect after lessee's breach and abandonment and recover rent as it becomes due, if lessee has the right to sublet or assign, subject only to reasonable limitations). Accordingly, if PBNI does not elect to terminate this Sub-sub-sub-sublease on account of any default by Schwab, PBNI may, from time to time, without terminating this Sub-sub-sub-sublease, enforce all of its rights and remedies under this Sub-sub-sub-sublease, including the right to recover all rent as it becomes due.

          (i) This Sub-sub-sub-sublease may be executed in any number of counterparts, which together shall constitute one instrument. Facsimile signatures will be accepted.

          (j) This sub-sub-sub-sublease shall not be effective unless and until that certain Concurrent Sub-sub-sublease between Schwab, as Sub-sub-sublessee, and PBNI, as Sub-sub-sublessor, for the 29th floor of the Building shall be fully executed by the parties thereto.

     29.  Exhibits. The following exhibits are attached to this Sub-sub-sub-
          --------
sublease and by this reference made a part hereof:

          Exhibit A - Sub-sub-sublease
          Exhibit B - First, Second and Third Amendments to Sublease
          Exhibit C - Plan of the Premises
          Exhibit D - Letter Agreement dated September 23, 1987, between Master
                      Lessor and Shaklee

     IN WITNESS WHEREOF, the parties have executed this Sub-sub-sub-sublease as of the day and year first hereinabove set forth.


SCHWAB:                              PBNI
CHARLES SCHWAB & CO., INC.           PACIFIC BELL NETWORK
a California corporation             INTEGRATION
                                     a California corporation


By: /s/ Parkash P. Ahuja             By: /s/ [SIGNATURE ILLEGIBLE]^^
   ----------------------------         ------------------------------
Name: Parkash P. Ahuja               Name: /s/ [SIGNATURE ILLEGIBLE]^^
     --------------------------           ----------------------------
Its: Senior Vice President,          Its:   President
    ---------------------------           ----------------------------
     Administrative Services
    ---------------------------

Date: 2/3/97                         Date: __________________________
     --------------------------

By: ___________________________      By: ____________________________
Name: _________________________      Name: __________________________
Its: __________________________      Its: ___________________________

Date: _________________________      Date: __________________________

                                   APPROVAL

          By executing this Approval, Shaklee hereby consents to the making of the attached Sub-sub-sub-sublease by and between PBNI and Schwab, on the terms set forth herein, without releasing PBNI, ADP or TIG from any obligations of the sub-sub-sublessee under the Sub-sub-sublease, the sub-sublessee under the Sub-sublease or the sublessee under the Sublease, and without waiving any restriction on further assignment of the Sub-sub-sublease, Sub-sublease or the Sublease.

SHAKLEE:

SHAKLEE CORPORATION,
a Delaware corporation


By: /s/ Edward W Buck
   ----------------------------
Name:   Edward W. Buck
     --------------------------
Its:    Sr. Vice President
     --------------------------

Date: 12/20/96
     --------------------------

                                   APPROVAL

          By executing this Approval, TIG hereby consents to the making of the attached Sub-sub-sublease by and between PBNI and Schwab, on the terms set forth herein, without releasing PBNI from any obligations of the sub-sublesssee under the Sub-sublease and without waiving any restriction on further assignment of the Sub-sublease.

TIG:
TIG INSURANCE COMPANY
a California Corporation

By: /s/ Steven A Cook
   ---------------------------
Name: Steven A. Cook
     -------------------------
Its: Senior Vice President
    --------------------------
Date: January 9, 1997
     -------------------------

                                    APPROVAL

     By executing this Approval, ADP hereby consents to the making of the attached Sub-sub-sub-sublease by and between PBNI and Schwab, on the terms set forth herein, without releasing PBNI from any obligations as sub-sub-sublessee under the Sub-sub-sublease and without waiving any restriction on further assignment of the Sub-sub-sublease.

ADP:

ADP/FLUOR DANIEL, INC.,
an Arizona corporation

By: /s/ Stephen Elliot
   ----------------------------
Name:  Stephen Elliot
     --------------------------
Its: Asst. Treasurer
    ---------------------------

Date: _________________________

                                   APPROVAL

     By executing this Approval, ADP hereby consents to the making of the attached Sub-sub-sub-sublease by and between PBNI and Schwab, on the terms set forth herein, without releasing PBNI from any obligations as sub-sub-sublessee under the Sub-sub-sublease and without waiving any restriction on further assignment of the Sub-sub-sublease.

ADP:

ADP/FLUOR DANIEL, INC.,
an Arizona corporation

By: /s/ Stephen Elliot
   ----------------------------
Name: Stephen Elliot
     --------------------------
Its: Asst. Treasurer
    ---------------------------

Date: _________________________

                                   EXHIBIT B


          [FLOOR PLAN OF 444 MARKET STREET., 28TH FLOOR APPEARS HERE]